                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [__]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[__] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
     14A-6(E)(2)

[__] Definitive Proxy Statement

[__] Definitive Additional Materials

[__] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      John Hancock Variable Series Trust I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[__] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5)  Total fee paid:

     ---------------------------------------------------------------------------

[__] Fee paid previously with preliminary materials.

[__] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ---------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     (3)  Filing Party:

     ---------------------------------------------------------------------------

     (4)  Date Filed:

                      John Hancock Variable Series Trust I
                    Notice of Special Meeting of Shareholders

     A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston Massachusetts (telephone 1-800-732-5443), at 11:00 A.M., on Thursday, September 28, 2000, to consider and vote upon the following matters:


--------------------------------------------------------------------------------
1. A proposal to approve, as to the Real Estate Equity Fund, a multi-manager approach that entails: (a) a new Sub-Investment Management Agreement among the Trust, John Hancock, and Morgan Stanley Dean Witter Investment Management Inc. ("MSDW"); (b) a new Sub-Investment Management Agreement among the Trust, John Hancock, and Independence Investment Associates, Inc. ("IIA"); and (c) an amendment to the April 12, 1988 Investment Management Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory Fee.

2. A proposal to approve, as to the International Opportunities Fund, a new Sub-Investment Management Agreement among the Trust, John Hancock and T. Rowe Price International, Inc. ("Price International").

3. A proposal to approve, as to the International Opportunities II Fund, an interim Sub-Investment Management Agreement among the Trust, John Hancock and Rowe Price-Fleming International, Inc. ("RFPI"), a new Sub-Investment Management Agreement among the Trust, John Hancock and Price International, and an amendment to the April 14, 1998 Investment Management Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory Fee.

4. A proposal to approve, as to the Fundamental Growth Fund (formerly the Fundamental Mid Cap Growth Fund), a new Sub-Investment Management Agreement among the Trust, John Hancock, and Putnam Investment Management, Inc. ("Putnam") and an amendment to the March 14, 1996 Investment Management Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory Fee.

5. As to the Global Bond Fund, a proposal to change the Fund's classification from "diversified" to "non-diversified".

6. As to the Large Cap Growth Fund, a proposal to change the Fund's classification from "diversified" to "non-diversified".

7. As to the Real Estate Equity Fund, a proposal to change the Fund's classification from "diversified" to "non-diversified".

8. As to the Large Cap Growth Fund, a proposal to modify the fundamental restrictions applicable to the Fund to permit it to invest in restricted securities.

9. As to the Real Estate Equity Fund, a proposal to modify the fundamental restrictions applicable to the Fund to permit it to invest in restricted securities.

10. As to the Large Cap Growth Fund, a proposal to modify the fundamental restrictions applicable to the Fund to permit it to invest in financial futures.

11. As to the Real Estate Equity Fund, a proposal to modify the fundamental restrictions applicable to the Fund to permit it to invest in financial futures.
--------------------------------------------------------------------------------

     In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

     An owner of a variable life insurance policy or a variable annuity contract (Owner") will be entitled to give voting instructions only if he/she was the Owner of record as of the close of business on July 31, 2000. John Hancock is soliciting votes from Owners invested in the following Funds with respect to the matters affecting those Funds:

             --------------------------------------------------------------------------------------------------
                             Fund                                            Proposal
                                                     1    2     3    4     5    6     7    8     9    10   11
             --------------------------------------------------------------------------------------------------
             Real Estate Equity                      X                                X          X          X
             --------------------------------------------------------------------------------------------------
             International Opportunities                  X
             --------------------------------------------------------------------------------------------------
             International Opportunities II                     X
             --------------------------------------------------------------------------------------------------
             Fundamental  Growth                                     X
             --------------------------------------------------------------------------------------------------
             Global Bond                                                   X
             --------------------------------------------------------------------------------------------------
             Large Cap Growth                                                   X          X          X
             --------------------------------------------------------------------------------------------------


                                                    MICHELE G. VAN LEER
                                                    Chairman, Board of Trustees
Boston, Massachusetts
August 18, 2000




--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. THERE WILL BE MAILED TO YOU A VOTING INSTRUCTION FORM FOR EACH FUND YOU ARE USING. PLEASE COMPLETE AND RETURN
                            ----
ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
---
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                     GENERAL

     This statement is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust I (the "Trust") for use at the Special Meeting of its Shareholders (the "Meeting"), to be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts 02117, on Thursday, September 28, 2000 at 11:00 A.M. Boston time. This solicitation is being made of all shares of several series (the "Funds") of the Trust which are attributable to the Owners' interests in John Hancock Variable Life Accounts U, V, and S; John Hancock Variable Annuity Accounts U, V, JF H and I; Separate Account IPL-1 of Investors Partner Life Insurance Company ("IPL"); and John Hancock Mutual Variable Life Insurance Account UV (collectively, the "Accounts"). Except with respect to Proposals 2 and 3, the cost of printing and mailing this notice and statement and the accompanying voting instructions form will be borne by the Funds. All other expenses will be borne by John Hancock and, with respect to Proposals 2 and 3, by T. Rowe Price Associates, Inc. In addition to solicitations by mail, a number of regular employees of John Hancock may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Solicitation materials were first made available to Owners on or about August 28, 2000.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR 1999 TO ANY SHAREHOLDER UPON REQUEST. SUCH REQUEST MAY BE MADE BY MAIL OR BY TELEPHONE, USING THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER SHOWN ON THE COVER OF THIS PROXY STATEMENT.

Voting Instructions

      Although John Hancock and its subsidiaries, IPL and John Hancock Variable Life Insurance Company ("JHVLICO"), through the Accounts, legally own all of the Trust's shares, they will vote all of such shares in accordance with instructions given by Owners of variable life insurance policies and variable annuity contracts, as discussed below. For this purpose, the Owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

     Any authorized voting instructions will also be valid for any adjournment of the meeting and will be revocable only at the direction of the Owner executing them. If an insufficient number of affirmative votes are obtained to approve any item, the meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of those persons named in the voting instructions. Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

     Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, an Owner present at the meeting may withdraw his/her voting instruction form and vote in person. John Hancock, JHVLICO and IPL will vote Trust shares in accordance with all properly executed and unrevoked voting instructions received in time for the meeting.

     John Hancock, JHVLICO and IPL will vote the Trust shares of each Fund held in their respective Accounts which are attributable to the policies and contracts in accordance with the voting instructions received from the Owners participating in that Fund. An Account's shares in any Fund which are not attributable to policies or contracts or for which no timely voting instructions are received will be represented and voted by John Hancock, JHVLICO or IPL in the same proportion as the voting instructions which are received from all Owners participating in the Fund through that Account. Fund shares which are not attributable to policies and contracts include shares purchased with contributions made as "seed money" to the Portfolios, by John Hancock or JHVLICO.

     Please refer to Appendix A to this statement if you wish additional information about the number of shares of each Fund that are outstanding or that are attributable to John Hancock or JHVLICO (rather than to Owners).

Majority Voting

      In order for the shareholders of any Fund to approve any of the proposals in this statement, the proposal must receive the favorable vote of a majority of the outstanding shares of that Fund. When used in this information statement, a "majority vote of the outstanding voting shares" means the affirmative vote of more than 50% of the outstanding shares or, if it is less, 67% or more of the shares present or represented at the meeting.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. THERE WILL BE MAILED TO YOU A VOTING INSTRUCTION FORM FOR EACH FUND YOU ARE USING. PLEASE COMPLETE AND RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                   PROPOSAL 1

              APPROVAL OF NEW SUB-INVESTMENT MANAGEMENT AGREEMENTS
         AND AN AMENDMENT TO THE CURRENT INVESTMENT MANAGEMENT AGREEMENT
                        FOR THE REAL ESTATE EQUITY FUND

     At its June 7, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Owners approve, two new "multi-manager" Sub-Investment Management Agreements and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Real Estate Equity Fund.

Reasons for this Proposal

     The multi-manager Sub-Investment Management agreements, and a related amendment to the Investment Management Agreement for the Real Estate Equity Fund, are being submitted for shareholder approval at the Meeting because it will be the first shareholders meeting of the Trust following the equal division of the Fund into two sub-funds on June 30, 2000. One sub-fund is currently managed on an interim basis by MSDW and the other is currently managed on an interim basis by IIA. Such interim sub-investment management agreements do not require shareholder approval, but the term of such agreements cannot exceed 150 days and the compensation payable to IIA and MSDW, in the aggregate, can be no greater than the amounts that would have been payable under the sub-investment management agreement in effect prior to June 30, 2000, as discussed below. Thus, "final" Sub-Investment Management Agreements for the Real Estate Equity Fund must be executed. It is those "final" agreements that are described in this Proposal and that must be approved by Owners.

The Sub-Investment Management Agreements

     Prior to June 30, 2000, John Hancock contracted with IIA to make investment decisions, place investment orders, and provide certain recordkeeping functions for all invested assets of the Real Estate Equity Fund.

     In providing investment advisory services to the Trust, John Hancock has observed the following with respect to certain funds of the Trust, in particular the Real Estate Equity Fund:

     . Investment managers often have very unique approaches and expertise in managing investments within the same asset class or investment category.

     . Different investment strategies and managers produce different investment results in different market environments - with no single approach consistently outperforming others over extended periods.

     . Even strong managers with sound and disciplined approaches and strategies will move out of favor in certain market environments.

These observations have led John Hancock to seek to implement a multi-manager approach for the Real Estate Equity Fund by selecting two sub-investment managers that employ distinct investment strategies in the selection of real estate equity securities and management of real estate equity portfolios. The desired goal is to produce more consistent investment returns over long-term market cycles. By combining different and complementary investment strategies, the multi-manager approach seeks to reduce the Real Estate Equity Fund's exposure to the risk of any one manager or strategy going out of favor in certain market environments.

     IIA, the original sub-investment manager to the Real Estate Equity Fund, seeks to add value primarily by focusing its strategy on individual stock selection. IIA's investment approach:

     . emphasizes public equity research and analysis as the primary input for evaluating real estate equity securities;

     . selects real estate stocks using a combination of proprietary, equity research and quantitative tools to select stocks that are undervalued relative to the stock's history and the market and have improving earnings growth prospects; and

     . employs risk control techniques to maintain risk, style and industry characteristics similar to the public equity real estate market as measured by the Wilshire Real Estate Securities Index.

IIA's investment approach has resulted in below average risk and returns relative to other real estate funds. Given the Real Estate Equity Fund's risk/return profile, John Hancock decided to recommend to the Board that it select an additional sub-investment manager that would implement a complementary investment approach in the management of real estate equity investments.

     Among the factors that the Board of Trustees considered in selecting an additional sub-investment manager were the following:

     . Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of real estate equity portfolios.

     . Disciplined and well-defined investment process for investing in equity real estate securities.

     . Strong long-term performance record in managing real estate equity portfolios.

     . Sub-investment advisory fee that is competitive relative to other real estate equity portfolios.

     . The degree to which the investment managers' historical and expected investment returns are correlated with each other.

After evaluating possible replacements based on these criteria, John Hancock recommended to the Board of Trustees that MSDW be retained as a complementary sub-investment manager of the Real Estate Equity Fund.

     MSDW seeks to add value by focusing its strategy on both property sector allocation and individual stock selection decisions. MSDW's investment approach:

     . emphasizes both public equity and private real estate research as critical inputs in evaluating real estate sectors and securities;

     . analyzes the overall market environment to identify undervalued property sectors and geographic regions; and

     . employs proprietary fundamental research to select companies that are attractively priced relative to the value of the underlying real estate assets.

     The multi-manager approach for the Real Estate Equity Fund - combining the investment expertise of both IIA and MSDW - seeks to provide investors with diversification of investment strategies and the potential for more consistent investment returns over long-term market cycles.

     The sub-investment advisory fee to be charged by MSDW under its new Sub-Investment Management Agreement is higher than that charged by IIA and recognizes the greater degree of resources and analysis required of MSDW in implementing a broader, more fundamental research-driven approach. Whereas John Hancock will pay IIA a sub-investment advisory fee at an annual rate of 0.30% for the first $300 million of the Fund's average daily net assets IIA manages; 0.25% of the next $500 million IIA manages; and 0.20% for any additional amounts IIA manages, John Hancock will pay MSDW 0.70% for the first $50 million MSDW manages; 0.60% for the next $50 million MSDW manages; 0.50% for the next $100 million MSDW manages; and 0.40% for any additional amounts MSDW manages. The sub-investment advisory fee for IIA will be at the rate in effect prior to June 30, 2000.

     The proposed forms of the "multi-manager" Sub-Investment Management Agreements are included as Appendix B-1 to this statement. The agreements with IIA and MSDW are substantially similar except with respect to the rate of sub-advisory fees. As stated in the agreements, John Hancock will pay all sub-advisory fees to the sub-investment managers. Therefore, any increase in the sub-advisory fees will not, in and of itself, result in any additional charge to the Trust or to Owners.

The Current Investment Management Agreement and Proposed Amendment

     Pursuant to its Investment Management Agreement with the Trust dated April 12, 1988, John Hancock advises the Trust in connection with policy decisions of the Real Estate Equity Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; values assets and liabilities of the Fund; computes income, net asset value, and yield of the Fund; and supervises activities of the sub-investment managers referred to above.

     For any fiscal year in which the normal operating costs and expenses of the Real Estate Equity Fund, exclusive of the investment advisory fees, interest, brokerage, commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund promptly after the end of the fiscal year in an amount equal to such excess. There was no reimbursement payable to the Real Estate Equity Fund for the period ended December 31, 1999.

     Under the current Investment Management Agreement, John Hancock is paid a fee at the annual rate of 0.60% for the first $300 million of the Real Estate Equity Fund's average daily net assets; 0.50% for the next $500 million and 0.40% for any additional amounts.

      After evaluating the fees to be charged to the Real Estate Equity Fund for a multi-manager approach, taking into account the cost of services to be rendered by John Hancock and fees charged by the sub-investment managers, John Hancock recommended to the Board of Trustees at its June 7, 2000 meeting, that the current Investment Management Agreement be amended to reflect an increase in the Fund's investment advisory fees to 1.10% for the first $50 million of the Fund's average daily net assets; 1.00% for the next $50 million; 0.90% for the next $100 million and 0.80% for any additional amounts Total expenses (including advisory fees and other fund expenses capped as aforesaid) would be 0.10% higher for each of those levels. If the increase had been in effect during 1999, (i) the Trust would have paid John Hancock $1,398,966.00 on behalf of the Real Estate Equity Fund, rather than the $835,184.00 paid under the current Investment Management Agreement, and (ii) the ratio of total expenses to average daily net assets would have been 1.11% rather than 0.70%. However, the 1.11% ratio compares favorably with the total expense ratio incurred by funds that support other variable insurance products and that have similar investment focus and asset characteristics. The average total expense ratio for all such funds is 1.08%. The average total expense ratio for all such funds of a size comparable to the Real Estate Equity Fund (i.e., less than $140 million in assets) is 1.15%. The foregoing analysis is based upon a study prepared for the Board using data collected by Morningstar, Inc., an independent statistical service that tracks fee data on variable insurance funds.

     In all other respects, the current Investment Management Agreement, as described in Appendix C to this statement, will remain unchanged.

Rationale For Proposed Changes In Management Fees

     At a meeting held on June 7, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Real Estate Equity Fund (the "Independent Trustees"), unanimously approved a modified management fee schedule for the Fund.

     The Board is proposing that Shareholders approve an Amended and Restated Investment Management Agreement between the Trust and John Hancock ("New Management Agreement") in order to modify the current investment management fee schedule and breakpoint schedule. The proposed new schedule of investment management fee rates for the Real Estate Equity Fund are as stated above.

     After conducting a complete review of the level of investment management fees for real estate equity funds in general, John Hancock noted the following:

     . Since the Real Estate Equity Fund's inception, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

     . The multi-manager approach will further increase the complexity of John Hancock's oversight and administration, requiring increased resources and oversight for fund administration, investments, and technology.

     . The current investment management fee levels of the Fund (established in 1988) were significantly below the average contractual fee levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset characteristics.

John Hancock wished to establish a new fee schedule for the Fund that would:

     . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics;

     . provide appropriate long-term incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Trust; and

     . provide appropriate compensation to support the increased resources and complexity for overseeing a multi-manager investment approach.

     As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation in the variable insurance marketplace and Hancock's position relative to marketplace trends in pricing. At the June 7, 2000 Board Meeting, the full Board met to review and consider John Hancock's proposed recommendation to implement a new investment management fee schedule for the Fund.

Basis For The Trustee's Recommendation

     In evaluating and approving the New Management Agreement, the Board, including the Independent Trustees and in consultation with independent counsel to the Trust, requested and evaluated information provided by John Hancock which, in the Board's opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the New Management Agreement and management fee structure would be in the best interests of the Real Estate Equity Fund and its Shareholders.

     After consideration of all of the data and information provided to them, the Board unanimously approved the modified management fee schedule set forth below. In making their decisions, the Board considered, among other factors, the following:

     . The comparability of the investment management fees and other expenses that would be paid by the Fund under the New Management Agreement to those paid to other funds within the current variable insurance marketplace having similar investment focus and asset characteristics.

     . The significantly increased commitment of personnel and resources required of John Hancock, since the inception of the Trust, to support the investment management services provided to the Trust, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Trust.

     . The significantly increased commitment required of John Hancock to actively oversee the multi-manager approach being recommended for the Fund, particularly the increased resources for investment oversight, fund administration and technology.

     . The impact of the proposed changes in investment management fee rates and changes in other expenses of the Fund on the Fund's total expense ratio and the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

     . The historical investment record of John Hancock in managing the Fund, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

     . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund over the years.

     . Current and projected profitability and related other benefits to John Hancock in providing investment management services to the Fund, both under the current investment management fee schedule and the proposed new investment management fee schedule, and the need to provide John Hancock with sufficient long-term incentives, within the competitive marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

     Based upon all of the above factors, the Board (including the Independent Trustees) determined that the new management fee arrangement proposed by John Hancock was fair and reasonable.

Additional Information

     MSDW. As of December 31, 1999, MSDW, together with its affiliated asset management companies, had over $184 billion of assets under management, $2.2 billion of which were in real estate equity securities. Appendix D to this statement contains additional information concerning the MSDW Board of Directors and executive officers.

     IIA. IIA, a Delaware corporation organized in 1982, is a registered investment adviser wholly-owned by John Hancock Subsidiaries, Inc., which in turn is wholly-owned by John Hancock. At December 31, 1999, IIA and its subsidiaries managed approximately $33 billion in assets for various clients. Appendix D to this statement contains additional information concerning the IIA Board of Directors and executive officers.

     John Hancock. John Hancock began providing investment advice to investment companies in 1972 when it organized a management separate account, invested primarily in common stocks, for the purpose of funding individual variable annuity contracts. Both before and after that date, John Hancock established a number of separate accounts investing in common stocks, public bonds, or other securities in connection with the funding of variable annuities and group annuity contracts. Total assets under management by John Hancock and its subsidiaries as of December 31, 1999, amounted to approximately $127 billion, of which over $71 billion was owned by John Hancock. Appendix D to this statement contains additional information concerning John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

     The Board of Trustees has determined that the Sub-Investment Management Agreements and the amended Investment Management Agreement are in the best interests of the Trust and the Owners of the Real Estate Equity Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE REAL ESTATE EQUITY FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE SUB-INVESTMENT MANAGEMENT AGREEMENTS AND THE AMENDED INVESTMENT MANAGEMENT AGREEMENT.

                                  PROPOSAL 2:

          APPROVAL OF NEW SUB-INVESTMENT MANAGEMENT AGREEMENT FOR THE
                       INTERNATIONAL OPPORTUNITIES FUND


     At its June 7, 2000 meeting, the Board of Trustees also unanimously approved a proposal by John Hancock to:

     (1) reaffirm the appointment of Price International to act as sub-investment manager for the International Opportunities Fund,

     (2) enter into a new sub-investment management agreement for such Fund with Price International, and

     (3) recommend shareholder approval of such new sub-investment management agreement.

Background Information

     Under the terms of the current Sub-Investment Management Agreement, dated March 29, 1996, John Hancock has contracted with Rowe Price-Fleming International, Inc. ("RPFI"), a Maryland corporation, to make investment decisions, place investment orders, and provide certain recordkeeping functions. RFPI, a registered investment adviser, was incorporated in 1979 as a corporate joint venture between T. Rowe Price Associates, Inc. ("T. Rowe") and Robert Flemings Holdings Limited ("Flemings"). As of December 31, 1999, RFPI managed approximately $42 billion in assets for various clients. RFPI's address is 100 East Pratt Street, Baltimore, Maryland 21202. It has offices in Baltimore, London, Tokyo, Singapore, Hong Kong, Buenos Aries and Paris.

     RFPI was formed in 1979 as a 50/50 joint venture between T. Rowe and Flemings. On August 8, 2000, T. Rowe purchased the 50% joint venture interest owned by Flemings. At the same time, T. Rowe changed the name of RFPI to T. Rowe Price International, Inc. According to T. Rowe, the catalyst for its purchase was the sale of Flemings to Chase Manhattan Corporation. The Chase acquisition of Flemings would have significantly changed the nature of the joint venture.

     According to T. Rowe, its purchase transaction will increase the depth and breadth of T. Rowe's commitment to international investing, which is an integral part of T. Rowe's overall strategy. The change in ownership structure is not anticipated to affect the investment approach or operations of the International Opportunities Fund, and Price International's leadership and equity professional staff are expected to remain in place in the renamed entity.

Discussion

     Under the Investment Company Act of 1940, any investment management agreement with a registered investment company such as the Trust automatically ends if it is assigned. T. Rowe has determined that its acquisition of Fleming's interests in RFPI represents an acquisition of "control" of RFPI and a de facto assignment by RFPI of its sub-investment management role under any sub-investment management agreement. In order to avoid disruption of the International Opportunities Fund's investment management program, the Trust's Board of Trustees, in accordance with Rule15a-4 under the Investment Company Act of 1940, approved an interim management agreement (the "Interim Agreement") between and among the Trust, John Hancock and Price International. The Interim Agreement has a maximum term of only 150 days from August 8, 2000. Therefore, John Hancock and the Trust intend to execute a new sub-investment management agreement with Price International, to be effective following Shareholder approval.

     Except for the names of the entities involved and the agreement's effective date, the terms of the new agreement will be substantially identical to the terms of the current sub-investment management agreement dated March 29, 1996. The new sub-investment management agreement will not affect (a) the Fund's investment policies and guidelines, (b) the Price International personnel responsible for managing the Fund, and (c) the contractual duties of Price International. The contractual fees payable to Price International (0.75% for the first $20 million of average daily net assets of the Fund; 0.60% for the next $30 million; 0.50% for the next $150 million and 0.50% on all assets if Fund assets are $200 million or more) will remain unchanged. The aggregate amount of advisory fees paid to RFPI during 1999 for the International Opportunities Fund was $409,561.00.

     A copy of the form of the new sub-investment management agreement is attached as Appendix B-2 to this proxy statement. As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, the sub-investment management arrangement will result in no additional charge to the Trust or to Owners.

Evaluation by the Board of Trustees

     In reaffirming the appointment of Price International to act as sub-investment manager for the International Opportunities Fund and authorizing the execution of a new sub-investment management agreement, the Board of Trustees reviewed the current relationship with Price International. The Board considered whether Price International's investment management services have been satisfactory and whether any aspect of that relationship had changed since the Board last approved the original sub-investment management agreement at its February 16, 2000 meeting. Specifically, the Board concluded that:

     [] the nature, extent, and quality of the services provided by Price International to date have been satisfactory and as originally contemplated by the Board;

     [] the nature and scope of the services provided Price International have not changed since the Board's February 16, 2000 meeting;

     [] neither Price International nor any affiliate derives any ancillary benefits from their relationship with the Trust, except as described in Proposal 3;

     [] Price International's practices concerning placing or negotiating portfolio investment transactions are not different from those originally represented to the Board; and

     [] no other developments have occurred that would make the Fund's relationship with Price International less desirable than originally contemplated by the Board.

Additional Information

     Price International. As of June 30, 2000, Price International (under its previous name, RFPI) had approximately $39.2 billion of assets under management, approximately $16.7 billion of which were in 10 other investment companies having an investment objective similar to that of the International Opportunities Fund. Appendix D to this statement contains additional information concerning the Price International Board of Directors and executive officers. Appendix D also contains a table with information on funds managed by Price International that have investment objectives similar to those of the International Opportunities Fund.

     Brokerage Commissions on Fund Transactions. To the maximum extent feasible, Price International places orders for portfolio transactions through brokers and dealers that it believes will offer best execution. When it can be done consistently with the policy of obtaining the most favorable net results, Price International may place such orders with broker/dealers who supply research, market and statistical information to the Fund or to Price International.

     Price International is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Price International will not consider sales of portfolio shares currently advised by Price International as a decision-making factor, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by Price International. Allocation of portfolio transactions is supervised by Price International.

     The International Opportunities Fund has been authorized to use brokers affiliated with RFPI in connection with the execution of portfolio transactions. Those brokers ceased to be affiliates of the Fund on August 8, 2000 when Price International became a wholly owned subsidiary of T. Rowe.

     T. Rowe. T. Rowe, a Maryland corporation organized in 1937, is a publicly traded, registered investment adviser. At December 31, 1999, it managed approximately $180 billion in assets for various clients. Appendix D to this statement contains additional information concerning the T. Rowe Board of Directors and executive officers.

     John Hancock. John Hancock serves as the investment manager for the International Opportunities Fund pursuant to an investment management agreement between the Trust and John Hancock, dated April 14, 1998. The terms of the agreement will remain unaffected by this proposal and are summarized in Appendix C to this statement. Proposal 1 contains additional information about John Hancock.

Trustees' Recommendation

     The Board of Trustees believes that the Sub-Investment Management Agreement is in the best interests of the Trust and Owners investing in the International Opportunities Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE OWNERS GIVE VOTING INSTRUCTIONS TO VOTE FOR APPROVAL OF THE SUB-INVESTMENT MANAGEMENT AGREEMENT
                     ---
AMONG THE TRUST, JOHN HANCOCK, AND PRICE INTERNATIONAL.

                                  PROPOSAL 3

       APPROVAL OF AN INTERIM SUB-INVESTMENT MANAGEMENT AGREEMENT, A NEW
          SUB-INVESTMENT MANAGEMENT AGREEMENT AND AN AMENDMENT TO THE
             INVESTMENT MANAGEMENT AGREEMENT FOR THE INTERNATIONAL
                             OPPORTUNITIES II FUND

     At its June 7, 2000 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners approve, an interim sub-investment management agreement with Rowe Price-Fleming International, Inc. ("RPFI"), a new Sub-Investment Management Agreement with T. Rowe Price International, Inc. ("Price International") and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the International Opportunities II Fund.

Reasons for this Proposal

     The interim sub-investment management agreement with RFPI, the Sub-Investment Management Agreement with Price International, and a related amendment to the Investment Management Agreement for the Fund, are all being submitted for shareholder approval at the Meeting because it will be the first shareholders meeting of the Trust following the appointment of RPFI as an interim sub-investment manager on June 13, 2000. As required by federal law, the interim sub-investment management agreement with RFPI has a term of only 150 days. Thus, a "final" Sub-Investment Management Agreement for the Fund must be executed with Price International.

     The interim sub-investment management agreement contemplated certain changes to RFPI which occurred on August 8, 2000. The changes effected on August 8, 2000 are fully described in Proposal 2 of this statement. Among other things, the name of RFPI was changed to T. Rowe Price International, Inc. and an acquisition of "control" occurred (as described in Proposal 2). As a consequence of that acquisition of "control" and the resulting de facto assignment, the Board of Trustees is recommending that Owners approve both the June 13, 2000 interim sub-investment management agreement with RFPI and the "final" Sub-Investment Management Agreement with Price International.

The Sub-Investment Management Agreement

     Prior to June 13, 2000, the Fund was known as the "Global Equity Fund" and John Hancock contracted with a Scudder Kemper Investments Inc. ("Scudder Kemper") to make investment decisions, place investment orders, and provide certain recordkeeping functions for all invested assets of the Fund. The Fund invested in global investments -- a blend of domestic and foreign securities. John Hancock decided to seek out a new sub-investment manager that would follow a focused international style -- investing in foreign securities only.

     Among the factors that the Board of Trustees considered in selecting a new sub-investment manager were the following:

     [] Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of international equity portfolios.

     [] Disciplined and well-defined investment process for investing in international equity securities.

     [] Strong long-term performance record in managing international equity portfolios.

     [] Sub-investment advisory fee that is competitive relative to other international equity portfolios.

After evaluating possible replacements based on these criteria, John Hancock recommended to the Board of Trustees that RFPI be retained as the new sub-investment manager of the International Opportunities II Fund.

     In making its recommendation, John Hancock also recommended that the name of the Fund be changed to "International Opportunities II Fund" and that the investment objective and strategy be revised to reflect a focus on international (rather than global) equity investments. The recommended sub-investment advisory fee to be charged by Price International would also be revised to recognize the greater expense involved in managing a portfolio of exclusively foreign equity investments.

     John Hancock currently pays RFPI an interim sub-investment advisory fee at an annual rate that is no higher than that previously paid to Scudder Kemper. Whereas this rate is now of 0.70% basis points for the first $50 million of the Fund's average daily net assets; 0.60% of the next $100 million; and 0.50% for all additional amounts, under this proposal John Hancock will pay Price International 0.75% for the first $20 million; 0.60% for the next $30 million; 0.50% for the next $150 million and 0.50% on all assets if Fund assets are $200 million or more.

     A copy of the form of the Sub-Investment Management Agreement is included as Appendix B-2 to this statement. As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, any increase in the sub-advisory fees will not, in and of itself, result in any additional charge to the Trust or to Owners.

The Current Investment Management Agreement and Proposed Amendment

     Pursuant to its Investment Management Agreement with the Trust dated April 14, 1998, John Hancock advises the Trust in connection with policy decisions of the International Opportunities II Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; values assets and liabilities of the Fund; computes income, net asset value, and yield of the Fund; and supervises activities of the sub-investment managers referred to above. Appendix C to this statement contains additional information on the terms of the current Investment Management Agreement.

     For any fiscal year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest, brokerage, commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Portfolio promptly after the end of the fiscal year in an amount equal to such excess. The reimbursement paid to the International Opportunites II Fund for the period ended December 31, 1999 was $62,210.00

     Under the current Investment Management Agreement, John Hancock is paid a fee at the annual rate of 0.90% for the first $50 million of the International Opportunities II Fund's average daily net assets; 0.80% for the next $100 million and 0.70% for any additional amounts.

     After evaluating the fees to be charged to the Fund for an international strategy, in comparison to the cost of services to be rendered by John Hancock and the fees to be charged by the new sub-investment manager, John Hancock recommended to the Board of Trustees at its June 7, 2000 meeting, that the current Investment Management Agreement be amended to reflect an increase in the Fund's investment advisory fees to 1.00% for the first $20 million of the Fund's average daily net assets; 0.85% for the next $30 million; and 0.75% for any additional amounts. Total expenses (including advisory fees and other fund expenses capped as aforesaid) would be 0,10% higher for each of those levels. If the increase had been in effect during 1999, (i) the Trust would have paid John Hancock $174,738.00 on behalf of the Global Equity Fund, rather than the $157,808.00 paid under the current Investment Management Agreement, and (ii) the ratio of total expenses to average daily net assets would have been 1.00% rather than 0.90%. However, the 1.00% ratio compares favorably with the total expense ratio incurred by funds that support other variable insurance products and that have similar investment focus and asset characteristics. The average total expense ratio for all such international equity funds is 1.07%. The foregoing analysis is based upon a study prepared for the Board using data collected by Morningstar, Inc., an independent statistical service that tracks fee data on variable insurance funds.

Additional Information

     Price International. Proposal 2 to this statement contains information on Price International.

     John Hancock. Proposals 1 and 2 to this statement contains information on John Hancock.

Trustees' Recommendation

     The Board of Trustees has determined that the Sub-Investment Management Agreement and the amended Investment Management Agreement are in the best interests of the Trust and the Owners of the International Opportunites II Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE INTERNATIONAL OPPORTUNITIES II FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL
                                                              ---
OF INTERIM SUB-INVESTMENT MANAGEMENT AGREEMENT WITH RFPI, THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH PRICE INTERNATIONAL AND THE AMENDED INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK.

                                  PROPOSAL 4

           APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT AND
               AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                        FOR THE FUNDAMENTAL GROWTH FUND

     At its July 14, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Owners approve, a new Sub-Investment Management Agreement with Putnam and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Fundamental Growth Fund.

Reasons for this Proposal

     The Sub-Investment Management Agreement, and a related amendment to the Investment Management Agreement for the Fund, are being submitted for shareholder approval at the Meeting because it will be the first shareholders meeting of the Trust following the appointment of Putnam as an interim sub-investment manager on August 1, 2000. Such interim sub-investment management agreements do not require shareholder approval, but the term of such agreements cannot exceed 150 days. Thus, a "final" Sub-Investment Management Agreement for the Fundamental Growth Fund must be executed. It is that "final" agreement that is described in this Proposal and that must be approved by Owners. The appointment of Putnam was made at the July 14, 2000 Board of Trustees meeting. At that same meeting, the Board changed the name of the Fund from Fundamental Mid Cap Growth Fund to Fundamental Growth Fund to reflect a relatively minor change in investment practices.

The Sub-Investment Management Agreement

     On June 7, 2000, the Trust and John Hancock received notice from OppenheimerFunds, Inc. that it intended to resign as the sub-investment manager for the Fundamental Mid Cap Growth Fund within 90 days thereof. John Hancock immediately began to seek out a new sub-investment manager that would follow a consistent and disciplined approach consistent with an investment strategy geared to mid-cap growth investments.

     Among the factors that the Board of Trustees considered in selecting a new sub-investment manager were the following:

     [] Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of equity portfolios.

     [] Disciplined and well-defined investment process for investing in equity securities.

     []   Strong long-term performance record in managing equity portfolios.

     [] Sub-investment advisory fee that is competitive relative to other equity portfolios with a similar investment focus.

After evaluating possible replacements based on these criteria, John Hancock recommended to the Board of Trustees that Putnam be retained as the new sub-investment manager of the Fundamental Growth Fund.

     John Hancock currently pays Putnam an interim sub-investment advisory fee at an annual rate that is no higher than that previously paid to OppeinheimerFunds, Inc. Whereas this rate is now 0.50% of the first $50 million of the Fund's average daily net assets; 0.45% of the next $50 million; 0.40% of the next $50 million and 0.35% for any additional amounts, under this proposal John Hancock will pay Putnam 0.50% for the first $250 million; and 0.45% for any additional amounts.

     A copy of the form of the Sub-Investment Management Agreement is included as Appendix B-2 to this statement. As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, any increase in the sub-advisory fees will not, in and of itself, result in any additional charge to the Trust or to Owners.

The Current Investment Management Agreement and Proposed Amendment

     Pursuant to its Investment Management Agreement with the Trust dated March 14, 1996, John Hancock advises the Trust in connection with policy decisions of the Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; values assets and liabilities of the Fund; computes income, net asset value, and yield of the Fund; and supervises activities of the sub-investment managers referred to above. Appendix C to this statement contains additional information on the terms of the current Investment Management Agreement.

     For any fiscal year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest, brokerage, commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund promptly after the end of the fiscal year in an amount equal to such excess. The reimbursement paid to the Fundamental Growth Fund for the period ended December 31, 1999 was $2,888.00

     Under the current Investment Management Agreement, John Hancock is paid a fee at the annual rate of 0.85% for the first $50 million of the Fund's average daily net assets; 0.80% of the next $50 million, 0.75% for the next $50 million and 0.70% for any additional amounts.

     After evaluating the fees to be charged to the Fund in comparison to the cost of services to be rendered by John Hancock and the fees to be paid to the new sub-investment manager, John Hancock recommended to the Board of Trustees at its July 13, 2000 meeting, that the current Investment Management Agreement be amended to reflect an increase in the Fund's investment advisory fees to 0.90% for the first $250 million of the Fund's average daily net assets and 0.85% for any additional amounts. Total expenses (including advisory fees and other fund expenses capped as aforesaid) would be 0.10% higher for each of those levels. If the increase had been in effect during 1999, (i) the Trust would have paid John Hancock $18,469.00 on behalf of the Fund, rather than the $17,491.00 paid under the current Investment Management Agreement, and (ii) the ratio of total expenses to average daily net assets would have been 0.90% rather than 0.85%. However, the 0.90% ratio compares favorably with total expense ratio currently incurred by funds that support other variable insurance products and that have similar investment focus and asset characteristics. The average total expense ratio for all such funds of a size comparable to the Fundamental Growth Fund (i.e., less than $100 million in assets) is 1.02%. The foregoing analysis is based upon a study prepared for the Board using data collected by Morningstar, Inc., an independent statistical service that tracks fee data on variable insurance funds.

Additional Information

     Putnam Putnam has been managing mutual funds since 1937. As of June 30, 2000, Putnam and its affiliates managed $407.41 billion in assets. Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which is itself owned (other than a minority interest held by employees) by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are insurance and reinsurance brokerage, investment management and employee benefits consulting.

     John Hancock. Proposal 1 to this statement contains information on John Hancock.

Trustees' Recommendation

     The Board of Trustees has determined that the Sub-Investment Management Agreement and the amended Investment Management Agreement are in the best interests of the Trust and the Owners of the Mid-Cap Growth Equity Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE FUNDAMENTAL MID CAP GROWTH FUND GIVE INSTRUCTIONS TO VOTE FOR THE
                                              ---

APPROVAL OF THE SUB-INVESTMENT MANAGEMENT AGREEMENT AND THE AMENDED INVESTMENT MANAGEMENT AGREEMENT.

                                  PROPOSAL 5

    APPROVAL OF CLASSIFICATION OF THE GLOBAL BOND FUND AS "NON-DIVERSIFIED"
                                     FUND

     At its June 7, 2000 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners approve, John Hancock's recommendations to change the classification of the Global Bond Fund from "diversified" to "non-diversified".

Discussion

     A current investment policy of the Global Bond Fund requires the Fund to be "diversified." This requirement is satisfied if at least 75 % of the market value of the Fund's total assets is invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities. For purposes of this calculation, investments with respect of any one issuer (other than investments in the United States Government or its agency or instrumentality) are limited to an amount not greater in value than 5% of the value of the total assets of such issuer and to not more than 10% of the outstanding voting securities of such issuer.

     In general, "non-diversified" Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund. Three other Funds of the Trust, namely the Large Cap Aggressive Growth, Mid Cap Growth and Global Balanced Funds, are currently "non-diversified.," The remainder are "diversified."1

     In making its recommendations, John Hancock noted that, with respect to the fixed income markets, each foreign government is considered a single issuer for purposes of measuring diversification and may represent more than 5% of the relevant market or appropriate international or global bond benchmark. For the Global Bond Fund, government bonds issued by Japan and the United Kingdom represent more than 5% of the J.P. Morgan Global Government Bond Index. In addition, government bonds are the only means of investing in fixed income securities in particular countries. Therefore, it has become increasingly difficult for the Global Bond Fund to remain a "diversified" fund and still follow its stated strategy.

Trustees' Recommendation

     The Board of Trustees believes that the proposed change of the Global Bond Fund's classification to "non-diversified", and the corresponding modification of the Fund's investment policy, is in the best interests of the Owners of the Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE OWNERS OF THE GLOBAL BOND FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF CLASSIFICATION OF THE
                                    ---
FUND AS "NON-DIVERSIFIED."






----------------------------------
1 The Large Cap Growth and Real Estate Equity Funds are also proposed to be classified as "non-diversified" under Proposals 6 and 7, respectively.

                                  PROPOSAL 6

      APPROVAL OF CLASSIFICATION OF THE LARGE CAP GROWTH FUND AS A "NON-
                              DIVERSIFIED" FUNDS

     At its June 7, 2000 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners approve, John Hancock's recommendations to change the classification of the Large Cap Growth Fund from "diversified" to "non-diversified".

Discussion

     A current investment policy of the Large Cap Growth Fund requires the Fund to be "diversified." This requirement is satisfied if at least 75% of the market value of the Fund's total assets is invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities. For purposes of this calculation, investments with respect of any one issuer (other than investments in the United States Government or its agency or instrumentality) are limited to an amount not greater in value than 5% of the value of the total assets of such issuer and to not more than 10% of the outstanding voting securities of such issuer.

     In general, "non-diversified" Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund. Three other Funds of the Trust, namely the Large Cap Aggressive Growth, Mid Cap Growth and Global Balanced Funds, are currently "non-diversified." The remainder are "diversified."1

     In making its recommendations, John Hancock noted that the domestic equity market has evolved such that a significant number of individual issuers represent close to or more than 5% of the relevant market or appropriate equity market benchmark. For the Large Cap Growth Fund, the appropriate benchmark is the Russell 1000 Growth Index. As of June 2000, the top 10 securities in this benchmark represented over 39% of the total index. Therefore, it has become increasingly difficult for the Large Cap Growth Fund to remain a "diversified" fund and still follow its strategy of maintaining risk and industry characteristics similar to the index.

Trustees' Recommendation

     The Board of Trustees believes that the proposed change of the Large Cap Growth Fund's classification to "non-diversified", and the corresponding modification of the Fund's investment policy, is in the best interests of the Owners of the Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE OWNERS OF THE LARGE CAP GROWTH FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF CLASSIFICATION OF
                                          ---
THE FUND AS "NON-DIVERSIFIED."




----------------------------
2 The Global Bond and Real Estate Equity Funds are also proposed to be classified as "non-diversified" under Proposals 5 and 7, respectively.

                                  PROPOSAL 7

     APPROVAL OF CLASSIFICATION OF THE REAL ESTATE EQUITY FUND AS A "NON-
                               DIVERSIFIED" FUND

     At its June 7, 2000 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners approve, John Hancock's recommendations to change the classification of the Real Estate Equity Fund from "diversified" to "non-diversified".

Discussion

     A current investment policy of the Real Estate Equity Fund requires the Fund to be "diversified." This requirement is satisfied if at least 75% of the market value of the Fund's total assets is invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities. For purposes of this calculation, investments with respect of any one issuer (other than investments in the United States Government or its agency or instrumentality) are limited to an amount not greater in value than 5% of the value of the total assets of such issuer and to not more than 10% of the outstanding voting securities of such issuer.

     In general, "non-diversified" Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund. Three other Funds of the Trust, namely the Large Cap Aggressive Growth, Mid Cap Growth and Global Balanced Funds, are currently "non-diversified." The remainder are "diversified."2

     In making its recommendations, John Hancock noted that the domestic equity market has evolved such that a significant number of individual issuers represent close to or more than 5% of the relevant market or appropriate equity market benchmark. For the Real Estate Equity Fund, the appropriate benchmark is the Wilshire Real Estate Equities Securities Index. As of June 2000, the top 10 securities in this benchmark represented over 35% of the total index. Therefore, it has become increasingly difficult for the Real Estate Equity Fund to remain a "diversified" fund and still follow its strategies of maintaining risk, style and industry characteristics similar to the public equity real estate market and maintaining broad exposure to key property sectors.

Trustees' Recommendation

     The Board of Trustees believes that the proposed change of the Real Estate Equity Fund's classification to "non-diversified", and the corresponding modification of the Fund's investment policy, is in the best interests of the Owners of the Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE OWNERS OF THE REAL ESTATE EQUITY FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF CLASSIFICATION
                                             ---
OF THE FUND AS "NON-DIVERSIFIED."





----------------------------
3 The Global Bond and Large Cap Growth Funds are also proposed to be classified as "non-diversified" under Proposals 5 and 6, respectively.

                                  PROPOSAL 8

      MODIFICATION TO THE INVESTMENT RESTRICTIONS OF THE LARGE CAP GROWTH
              FUND TO PERMIT INVESTMENTS IN RESTRICTED SECURITIES

     At its June 7, 2000 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners approve, a change in the investment restrictions of the Large Cap Growth Fund to allow the Fund to purchase "restricted" securities, including those eligible for resale to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

     If approved by Owners, the Large Cap Growth Fund would have authority to invest in securities of a type commonly referred to as "restricted," including Rule 144A securities for the reasons and subject to the limitations set forth below.

Discussion

     As an open-end investment company, the Trust is limited in the amount of illiquid securities that it may own because such securities may present problems of accurate valuation and it is possible that the Trust could have difficulty satisfying redemptions within seven days as required under the Investment Company Act of 1940. In general, an illiquid security is one which cannot be sold in the ordinary course of business within seven days at approximately the value at which the Trust has valued the security. Illiquid securities generally include securities which are subject to legal or contractual delays in or restrictions on resale (commonly referred to as "restricted" securities).

     However, the securities markets are evolving. For example, the markets for various types of securities, including some corporate bonds and notes, are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. Although these securities may be legally classified as "restricted," institutional investors will often justifiably rely on an efficient institutional market in which the unregistered security can be readily resold. The fact that the securities may be restricted because of legal or contractual restrictions on resale to the general public will, therefore, not be dispositive of the liquidity of such investments.

     In 1990, the SEC adopted Rule 144A to provide a safe harbor from registration under the 1933 Act for the resale of privately placed securities to qualified buyers. Rule 144A has increased the efficiency and liquidity of the U.S. private placement market. Issuers that qualify for reliance on the Rule now have access to a larger sophisticated investor base composed of both traditional private and public institutional investors.. The size of Rule 144A issues is larger than that of many traditional private placements.

     In general, the Rule 144A market expands the opportunities beyond what was available to the Fund when the Fund's investment restrictions were first put in place. Given the growth in this market and its improving liquidity, John Hancock believes that the Fund should be allowed to buy 144A securities. John Hancock or the Fund's sub-investment manager will in each case determine whether any Rule 144A securities should be deemed to be illiquid. If so, those securities, plus any other illiquid securities owned by the Fund, may not, at the time of purchase, exceed 15% of the Fund's net assets.

Trustees' Recommendation

     The Board of Trustees believes that the proposed changes to the Large Cap Growth Fund's investment restrictions is in the best interests of the Owners of the Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE OWNERS OF THE LARGE CAP GROWTH FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE AFOREMENTIONED
                                          ---
CHANGES IN THE INVESTMENT RESTRICTIONS TO PERMIT FUND INVESTMENTS IN RESTRICTED SECURITIES.

                                  PROPOSAL 9

     MODIFICATION TO THE INVESTMENT RESTRICTIONS OF THE REAL ESTATE EQUITY
              FUND TO PERMIT INVESTMENTS IN RESTRICTED SECURITIES

     At its June 7, 2000 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners approve, a change in the investment restrictions of the Real Estate Equity Fund to allow the Fund to purchase "restricted"securities, including those eligible for resale to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

      If approved by Owners, the Real Estate Equity Fund would have authority to invest in securities of a type commonly referred to as "restricted," including Rule 144A securities, for the reasons and subject to the limitations set forth below.

Discussion

     As an open-end investment company, the Trust is limited in the amount of illiquid securities that it may own because such securities may present problems of accurate valuation and it is possible that the Trust could have difficulty satisfying redemptions within seven days as required under the Investment Company Act of 1940. In general, an illiquid security is one which cannot be sold in the ordinary course of business within seven days at approximately the value at which the Trust has valued the security. Illiquid securities generally include securities which are subject to legal or contractual delays in or restrictions on resale (commonly referred to as "restricted" securities).

     However, the securities markets are evolving. For example, the markets for various types of securities, including some corporate bonds and notes, are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. Although these securities may be legally classified as "restricted," institutional investors will often justifiably rely on an efficient institutional market in which the unregistered security can be readily resold. The fact that the securities may be restricted because of legal or contractual restrictions on resale to the general public will, therefore, not be dispositive of the liquidity of such investments.

     In 1990, the SEC adopted Rule 144A to provide a safe harbor from registration under the 1933 Act for the resale of privately placed securities to qualified buyers. Rule 144A has increased the efficiency and liquidity of the U.S. private placement market. Issuers that qualify for reliance on the Rule now have access to a larger sophisticated investor base composed of both traditional private and public institutional investors. The size of Rule 144A issues is larger than that of many traditional private placements.

     In general, the Rule 144A market expands the opportunities beyond what was available to the Fund when the Fund's investment restrictions were first put in place. Given the growth in this market and its improving liquidity, John Hancock believes that the Fund should be allowed to buy 144A securities. John Hancock or the Fund's sub-investment manager will in each case determine whether any Rule 144A securities should be deemed to be illiquid. If so, those securities, plus any other illiquid securities owned by the Fund, may not, at the time of purchase, exceed 15% of the Fund's net assets.

Trustees' Recommendation

     The Board of Trustees believes that the proposed changes to the Real Estate Equity Fund's investment restrictions is in the best interests of the Owners of the Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE OWNERS OF THE REAL ESTATE EQUITY FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE
                                             ---
AFOREMENTIONED CHANGES IN THE INVESTMENT RESTRICTIONS TO PERMIT FUND INVESTMENTS IN RESTRICTED SECURITIES.

                                  PROPOSAL 10

    MODIFICATION TO INVESTMENT POLICIES TO PERMIT INVESTMENTS BY THE LARGE
                     CAP GROWTH FUND IN FINANCIAL FUTURES

     At its June 7, 2000 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners of the Large Cap Growth Fund approve, a change in the investment policies of the Trust to clearly allow the Fund to purchase securities of a type commonly referred to as "financial futures."

Discussion

     A current investment policy of the Trust permits 22 funds3 other than the Large Cap Growth Fund to invest in "financial futures." The term is used to describe interest rate futures contracts, stock index futures contracts, and currency futures contracts. Funds that invest in financial futures are also generally authorized to buy and sell options on these contracts.

     An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes, bank certificates of deposit, and various other domestic and foreign instruments and indexes.

     Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and a settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and various other domestic or foreign indexes.

     A currency futures contract is a contract to buy or sell a specified amount of another currency at a future time for a fixed price.

     The writer of an option on a financial futures contract agrees either to buy or sell a financial futures contract at a specified price, if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. A "put" option obligates the option writer to buy a financial futures contract upon exercise of the option by the purchaser. If the option writer agrees to sell a financial futures contract at the option of the purchaser, it is commonly called a "call" option. As with other types of options, the party that writes the option receives a premium for doing so, and the party that purchases an option pays a premium therefor. However, there is no exercise (or strike) price, as such. Rather, if the value of the futures contract moves against the writer of the option, so that the option is (or is likely to be) exercised, the option writer, in effect, has the obligation to pay those losses.

     More specifically, an option written by an authorized fund on a financial futures contract requires the fund to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a call option) or is less than (in the case of a put option) the price specified in the futures contract to which the option relates. Therefore, if the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a call option written by a fund) or decreases (in the


----------------------------
4 These are the Managed, Aggressive Balanced, Mid Cap Growth, American Leaders Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds. In addition, Proposal 11 seeks approval for the Real Estate Equity Fund to invest in financial futures.

case of a put option written by a fund), the fund may incur losses that exceed the amount of the premium received by the fund for writing the option.

     Financial futures are generally used as a hedge to protect against possible changes in interest rates and security prices. For example, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type owned by them, authorized funds may sell stock index futures contracts. Similarly, to hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities held by them, authorized funds may enter into interest rate futures sales contracts.

     The purchase of a futures contract could also enable an authorized fund to take the approximate economic equivalent of a substantial position in bonds or equity securities. In this way, the purchase and sale of stock index and interest rate futures can be used to maintain market exposure and manage cash flows.

     Under the proposal, the Large Cap Growth Fund would be authorized to invest in financial futures contracts and options on such futures contracts for "bona fide hedging" purposes (as defined in the regulations of the Commodity Futures Trading Commission), and for other permissible purposes that are consistent with the Fund's investment objective. The Fund will not purchase, sell or write futures contracts or options thereon, other than for "bona fide hedging" purposes, if immediately thereafter the Fund's initial margin deposits on such outstanding non-hedging futures and options positions, plus the amount of premiums paid by the Fund for such out-standing non-hedging options on futures contracts, exceeds 5% of the market value of the Fund's net assets.

Trustees' Recommendation

     The Board of Trustees believes that the proposed modification of investment policies to clearly permit the Large Cap Growth Fund to invest in financial futures is in the best interests of the Owners of that Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE OWNERS OF THE LARGE CAP GROWTH FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE MODIFICATION
                                          ---
OF INVESTMENT POLICIES TO PERMIT INVESTMENTS IN FINANCIAL FUTURES.

                                  PROPOSAL 11

     MODIFICATION TO INVESTMENT POLICIES TO PERMIT INVESTMENTS BY THE REAL
                    ESTATE EQUITY FUND IN FINANCIAL FUTURES

     At its June 7, 2000 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners of the Real Estate Equity Fund approve, a change in the investment policies of the Trust to clearly allow the Fund to purchase securities of a type commonly referred to as "financial futures."

Discussion

     A current investment policy of the Trust permits 22 funds4 other than the Real Estate Equity Fund to invest in "financial futures." The term is used to describe interest rate futures contracts, stock index futures contracts, and currency futures contracts. Funds that invest in financial futures are also generally authorized to buy and sell options on these contracts.

     An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes, bank certificates of deposit, and various other domestic and foreign instruments and indexes.

     Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and a settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and various other domestic or foreign indexes.

     A currency futures contract is a contract to buy or sell a specified amount of another currency at a future time for a fixed price.

     The writer of an option on a financial futures contract agrees either to buy or sell a financial futures contract at a specified price, if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. A "put" option obligates the option writer to buy a financial futures contract upon exercise of the option by the purchaser. If the option writer agrees to sell a financial futures contract at the option of the purchaser, it is commonly called a "call" option. As with other types of options, the party that writes the option receives a premium for doing so, and the party that purchases an option pays a premium therefor. However, there is no exercise (or strike) price, as such. Rather, if the value of the futures contract moves against the writer of the option, so that the option is (or is likely to be) exercised, the option writer, in effect, has the obligation to pay those losses.

     More specifically, an option written by an authorized fund on a financial futures contract requires the fund to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a call option) or is less than (in the case of a put option) the price specified in the futures contract to which the option relates. Therefore, if the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a call option written by a fund) or decreases (in the



----------------------------
5 These are the Managed, Aggressive Balanced, Mid Cap Growth, American Leaders Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds. In addition, Proposal 10 seeks approval for the Large Cap Growth Fund to invest in financial futures.

case of a put option written by a fund), the fund may incur losses that exceed the amount of the premium received by the fund for writing the option.

     Financial futures are generally used as a hedge to protect against possible changes in interest rates and security prices. For example, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type owned by them, authorized funds may sell stock index futures contracts. Similarly, to hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities held by them, authorized funds may enter into interest rate futures sales contracts.

     The purchase of a futures contract could also enable an authorized fund to take the approximate economic equivalent of a substantial position in bonds or equity securities. In this way, the purchase and sale of stock index and interest rate futures can be used to maintain market exposure and manage cash flows.

     Under the proposal, the Real Estate Equity Fund would be authorized to invest in financial futures contracts and options on such futures contracts for "bona fide hedging" purposes (as defined in the regulations of the Commodity Futures Trading Commission), and for other permissible purposes that are consistent with the Fund's investment objective. The Fund will not purchase, sell or write futures contracts or options thereon, other than for "bona fide hedging" purposes, if immediately thereafter the Fund's initial margin deposits on such outstanding non-hedging futures and options positions, plus the amount of premiums paid by the Fund for such out-standing non-hedging options on futures contracts, exceeds 5% of the market value of the Fund's net assets.

Trustees' Recommendation

     The Board of Trustees believes that the proposed modification of investment policies to clearly permit the Real Estate Equity Fund to invest in financial futures is in the best interests of the Owners of that Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE OWNERS OF THE REAL ESTATE EQUITY FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE
                                             ---
MODIFICATION OF INVESTMENT POLICIES TO PERMIT INVESTMENTS IN FINANCIAL FUTURES.

                                                                      Appendix A


                         RECORD DATE AND VOTING SHARES

     As of the close of business on July 30, 2000 ("the record date"), there were the following shares outstanding:

--------------------------------------------------------------------------------
                   Name of Fund                      Number of Shares
                   ------------                      ----------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Real Estate Equity
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
International Opportunities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
International Opportunities II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fundamental Growth
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Global Bond
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Large Cap Growth
--------------------------------------------------------------------------------

     Each Trust share is entitled to one vote, and fractional votes will be counted.

     The number of Trust Shares attributable to each Owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the Meeting, a policy's cash (or account) value (less any outstanding indebtedness) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested. The number of Trust shares attributable to each Owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the Meeting, the value of the Accumulation Shares under a contract (or for each contract under which annuity payments have commenced, the equivalent determined by dividing the contract reserves by the value of one Accumulation Share) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested.

     As of the close of business on July 30, 2000, John Hancock, JHVLICO and IPL had in the aggregate the following numbers of shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts:

--------------------------------------------------------------------------------
                                                           Percentage of Total
Name of Fund                           Number of Shares    Shares Outstanding
------------                           ----------------    -------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Real Estate Equity
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
International Opportunities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
International Opportunities II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fundamental Growth
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Global Bond
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Large Cap Growth
--------------------------------------------------------------------------------

                                                                    Appendix B-1

              PROPOSAL 1 - FORMS OF MULTI-MANAGER SUB-INVESTMENT
                             MANAGEMENT AGREEMENT

     The MSDW Sub-Investment Management Agreement to be voted upon begins on the following page. It will be dated and signed on or within a reasonable time after approval by Owners of the Real Estate Equity Fund.

     The IIA Sub-Investment Management Agreement to be voted upon begins on page
40. It will be dated and signed on or within a reasonable time after approval by Owners of the Real Estate Equity Fund.

                                                       (Real Estate Equity Fund)






                      SUB-INVESTMENT MANAGEMENT AGREEMENT

                                     AMONG

                     JOHN HANCOCK VARIABLE SERIES TRUST I

             MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.

                                      AND

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                      SUB-INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT made as of the ___ day of ___, 2000 by and among John Hancock Variable Series Trust I, a Massachusetts business trust (the "Trust"), Morgan Stanley Dean Witter Investment Management Inc., a Delaware corporation ("Morgan Stanley"), and John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO").

     WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, JHLICO and Morgan Stanley are each engaged in the business of rendering investment advice under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust offers shares in several series (collectively referred to as the "Funds"), each of which pursues its investment objectives through separate investment policies; and

     WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of April 12, 1988 (the "Investment Management Agreement"), pursuant to which it may contract with one or more sub-managers with respect to the assets of the Real Estate Equity Fund (the "Subject Fund"), one of the Funds of the Trust.

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.   APPOINTMENT OF SUB-MANAGER

     (a) Subject Fund. Morgan Stanley is hereby appointed and Morgan Stanley
         ------------
hereby accepts the appointment to act as an investment adviser and manager to the Subject Fund for the period and on the terms herein set forth, for the compensation herein provided.


     (b) Incumbency Certificates. Morgan Stanley shall furnish to JHLICO,
         -----------------------
immediately upon execution of this Agreement, a certificate of a senior officer of Morgan Stanley setting forth (by name and title, and including specimen signatures) those officers of Morgan Stanley who are authorized to make investment decisions for the Subject Fund pursuant to the provisions of this Agreement. Morgan Stanley shall promptly provide supplemental certificates, as needed, to reflect all changes with respect to such authorized officers for the Subject Fund. On behalf of the Trust, JHLICO shall instruct the custodian for the Subject Fund to accept instructions with respect to the Subject Fund from the officers of Morgan Stanley so named.

     (d) Independent Contractor. Morgan Stanley shall for all purposes herein be
         ----------------------
deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

     (e) Morgan Stanley's Representations. Morgan Stanley represents, warrants
         --------------------------------
and agrees (i) that it is registered as an investment adviser under the Investment Advisers Act of 1940, and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (ii) that it will promptly notify JHLICO if the foregoing representation and agreement shall cease to be true (in any material respect) at any time during the term of this Agreement, (iii) that it will promptly notify JHLICO of any material change in the senior management or ownership of Morgan Stanley, or of any change in the identity of the senior personnel of Morgan Stanley who manage the Subject Fund,
(iv) that it has adopted a code of ethics complying with the requirements of Rule 17j-1 of the Securities and Exchange Commission (the "SEC") under the 1940 Act and has provided true and complete copies of such code to the Trust and to JHLICO, and has adopted procedures designed to prevent violations of such code, and (v) that it has furnished the Trust and JHLICO each with a copy of Morgan Stanley's Form ADV, as most recently filed with the SEC, and will promptly furnish updated copies at least annually.


2.   PROVISION OF INVESTMENT MANAGEMENT SERVICES.

     Morgan Stanley will provide for the Subject Fund's assets as may be designated to it by JHLICO from time to time (the "Subject Assets") a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as set forth in the Subject Fund's current Prospectus and Statement of Additional Information. From time to time, JHLICO or the Trust may provide Morgan Stanley in writing (including, without limit, electronic communication) with additional or amended investment policies, guidelines and restrictions. Morgan Stanley, as a sub-manager, will manage the investment and reinvestment of the Subject Assets, and perform the functions set forth below, subject to the overall supervision, direction, control and review of JHLICO and the Board of Trustees of the Trust, consistent with the applicable investment policies, guidelines and restrictions, the provisions of the Trust's Declaration of Trust, Bylaws, prospectus, statement of additional information (each as in effect from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions, each as delivered to Morgan Stanley in writing by JHLICO or the Trust from time to time). In the event that, in addition to Morgan Stanley, other investment advisers or sub-managers are appointed by the Trust or JHLICO to render investment advisory services to the Subject Fund, JHLICO and the Trust each acknowledges and agrees that Morgan Stanley will not be held responsible for such other investment advisers' or sub-managers' compliance with policies and limitations applicable to the Subject Fund. By its signature below, Morgan Stanley acknowledges receipt of a copy of the Trust's Declaration of Trust, Bylaws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

     Morgan Stanley will, at its own expense:

     (a) advise the Subject Fund in connection with investment policy decisions regarding the Subject Assets and, upon request, furnish the Trust with research, economic and statistical data in connection with investments and investment policies for the Subject Assets;

     (b) submit such reports and information as JHLICO or the Trust's Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Subject Assets;

     (c) place orders for purchases and sales of portfolio investments for the Subject Assets;

     (d) give instructions to the Subject Fund's custodian concerning the delivery of securities and transfer of cash for the Subject Assets;

     (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by the Trust, to the extent not maintained by the custodian, transfer agent or JHLICO;

     (f) at the close of business each day, provide JHLICO and the custodian with copies of trade tickets, and a daily summary sufficient to verify trade data received by the custodian from third parties for each transaction effected for the Subject Assets;

     (g) as soon as practicable following the end of each calendar month, provide JHLICO with written statements showing all transactions effected for the Subject Assets during the month, a summary listing all investments held in the Subject Assets as of the last day of the month, and such other information as JHLICO may reasonably request in connection with the accounting services that JHLICO provides for the Subject Fund; and

     (h) absent specific instructions to the contrary provided to it by JHLICO and subject to Morgan Stanley's receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Assets in accordance with Morgan Stanley's proxy voting policy as most recently provided to JHLICO.

     On its own initiative, Morgan Stanley will apprise JHLICO and the Trust of important political and economic developments materially affecting the marketplace or the Subject Assets, and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose. Morgan Stanley will also make its personnel available in Boston or other reasonable locations as often as annually, and at reasonable times, to discuss the Subject Assets and Morgan Stanley's management thereof, to educate JHLICO sales personnel with respect thereto, and for such other purposes as the Trust or JHLICO may reasonably request.

     The Trust and JHLICO will provide timely information to Morgan Stanley regarding such matters as purchases and redemptions of shares in the Subject Fund and the cash requirements of, and cash available for investment in, the Subject Fund. JHLICO will timely provide Morgan Stanley with copies of monthly accounting statements for the Subject Fund, and such other information (including, without limitation, reports concerning the classification of portfolio securities for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury

Regulations Section 1.817) as may be reasonably necessary or appropriate in order for Morgan Stanley to perform its responsibilities hereunder.

     Morgan Stanley may perform its services hereunder through its affiliates, employees, officers or agents, and neither JHLICO nor the Trust shall be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus relating to the Subject Assets shall perform the portfolio management duties described therein until Morgan Stanley notifies JHLICO that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

3.   ALLOCATION OF EXPENSES.

     Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees to assume the expense of:

     (a) brokerage commissions for transactions in the portfolio investments of the Trust, including the Subject Assets, and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

     (b) custodian fees and expenses;

     (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies;

     (d) interest payable on the Trust's borrowings; and

     (e) obtaining licenses and/or other forms of authorization to invest in various countries.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4.   SUB-ADVISORY FEES.

     For all of the services rendered with respect to the Subject Assets as herein provided, JHLICO shall pay to Morgan Stanley a fee (for the payment of which the Trust shall have no obligation or liability), based on the Current Net Assets (as defined below) of the Subject Assets, as set forth in Schedule I attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Assets during any calendar month, the fee with respect to the Subject Assets accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the net assets of the Subject Assets as of the most recent preceding day for which the Subject Fund's net assets were computed.

5.   PORTFOLIO TRANSACTIONS.

     In connection with the investment and reinvestment of the Subject Assets, Morgan Stanley is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Subject Assets and to use its best efforts to obtain the most favorable price and execution with respect to all such purchases and sales of portfolio securities for said Subject Assets. Such brokers or dealers may be affiliates of Morgan Stanley, provided such transactions comply with the 1940 Act and the procedures approved by the Trust's Board of Trustees. Morgan Stanley shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Fund and its shareholders, Morgan Stanley shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund and Morgan Stanley, and who may charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. Morgan Stanley shall determine in good faith that any such higher cost was reasonable in relation to the value of the brokerage and research services provided to Morgan Stanley with respect to the Subject Assets.

     Morgan Stanley will not retain, but shall pay over or credit to the Subject Fund, any tender offer solicitation fees or similar payments received in connection with the tender of investments of the Subject Fund. The foregoing sentence, however, shall not prevent affiliates of Morgan Stanley from receiving fees or payments in connection with transactions in which such affiliates have been retained to act as financial adviser, dealer, manager or other capacity.

6.   OWNERSHIP OF INFORMATION, RECORDS, AND CONFIDENTIALITY.

     The Trust shall own and control all records maintained hereunder by Morgan Stanley on the Trust's behalf and, in the event of termination of this Agreement with respect to the Subject Assets for any reason, all records relating to the Subject Fund shall be promptly returned to the Trust, free from any claim or retention of rights by Morgan Stanley, provided that (subject to the last paragraph of this Section 6) Morgan Stanley may retain copies of such records. Morgan Stanley also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or make such books and records available for audit or inspection, during normal business hours, by representatives of regulatory authorities or other persons reasonably designated by the Trust. Morgan Stanley further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to Rules 31a-1 and 31a-2, and to supply all information requested by any insurance regulatory authorities to determine whether applicable insurance laws and regulations are being complied with. Morgan Stanley shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding investments made on behalf of the Subject Assets which is reasonably required and requested by them and reasonably available to Morgan Stanley.

      Morgan Stanley shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Trust or JHLICO has authorized such disclosure, if such disclosure is expressly required by applicable federal or state regulatory authorities, or if such information otherwise becomes available to the public through no fault of Morgan Stanley.


7.   LIABILITY; STANDARD OF CARE.

     No provision of this Agreement shall be deemed to protect Morgan Stanley or JHLICO against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement, as applicable. Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance his duties or the reckless disregard of his obligations and duties.

     Morgan Stanley shall employ only qualified personnel to manage the Subject Assets; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, Bylaws, prospectus and statement of additional information; shall manage the Subject Assets (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of portfolio securities for such purposes) as a regulated investment company in accordance with Subchapter M of the , and Treasury Regulations Section 1.817-5(b); shall act at all times in the best interests of the Subject Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. However, Morgan Stanley shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved by the Subject Assets or the Subject Fund.

8.   DURATION AND TERMINATION OF THIS AGREEMENT.

     (a) Duration. This Agreement shall become effective on the date hereof.
         --------
Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof and shall continue in full force and effect thereafter so long as such continuance is approved at least annually
(a) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of the Subject Fund, and (b) in either event by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Any approval of this Agreement by the holders of a majority of the outstanding shares of the Subject Fund shall be effective to continue this Agreement notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

     (b) Termination. This Agreement may be terminated at any time, without
         -----------
payment of any penalty, by the Trust pursuant to a vote of the trustees of the Trust or a vote of a majority of the outstanding shares of the Subject Fund, which termination shall be effective immediately upon delivery of notice thereof to Morgan Stanley and JHLICO. This Agreement may be terminated by Morgan Stanley on at least ninety days' prior written notice to the Trust and JHLICO, and may be terminated by JHLICO on at least ninety days' prior written notice to the Trust and Morgan Stanley.

     (c) Automatic Termination. This Agreement shall automatically and
         ---------------------
immediately terminate in the event of its assignment or if the Investment Management Agreement is terminated.

9.   SERVICES NOT EXCLUSIVE; USE OF MORGAN STANLEY'S NAME AND LOGO.

     The services of Morgan Stanley to the Trust hereunder are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of Morgan Stanley and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and to other investment advisory clients.

     During the term of this Agreement, JHLICO and the Trust shall have the non-exclusive and non-transferable right to use Morgan Stanley's name and logo in all materials relating to the Subject Fund, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Trust or the public. However, prior to distribution of any materials which refer to Morgan Stanley, JHLICO shall consult with Morgan Stanley and shall furnish to Morgan Stanley a copy of such materials. Morgan Stanley agrees to cooperate with JHLICO and to review such materials promptly. JHLICO shall not distribute such materials if Morgan Stanley reasonably objects in writing, within five (5) business days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and logo are used.

10.  AVOIDANCE OF INCONSISTENT POSITION.

     Except as permitted by the 1940 Act, the rules promulgated thereunder, and the procedures adopted by the Trust's Board of Trustees (as provided in writing to Morgan Stanley), Morgan Stanley and its directors, officers and employees will not act as principal or agent or receive any commission in connection with the purchase and sale of portfolio securities of the Subject Fund. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Fund with those for other registered investment companies and portfolios or accounts of other advisory clients managed by Morgan Stanley or its affiliates, if such orders are allocated among the accounts in a manner deemed equitable by Morgan Stanley.

11.  AMENDMENT.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective until approved specifically by (a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of the Subject Fund, and (b) by vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, unless otherwise permitted by the SEC, the 1940 Act or the rules promulgated thereunder.

12.  LIMITATION OF LIABILITY.

     It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of the Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

13.  NOTICES

     Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

     SUB-MANAGER:          Morgan Stanley Dean Witter Investment Management Inc.
                           1221 Avenue of the Americas
                           New York, NY 10021
                           Attn:  General Counsel
                           Fax #:  212-762-7377

     JHLICO:               John Hancock Life Insurance Company
                           200 Clarendon Street
                           P.O. Box 111
                           Boston, MA  02117
                           Attention:  Raymond F. Skiba
                           Fax #:  617-375-4835

     TRUST:                John Hancock Variable Series Trust I
                           200 Clarendon Street
                           P.O. Box 111
                           Boston, MA  02117
                           Attention:  Raymond F. Skiba
                           Fax #:  617-375-4835

14.  GOVERNING LAW.

     This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

ATTEST:                           JOHN HANCOCK VARIABLE SERIES
                                  TRUST I


                                  By:
                                     ------------------------------------------
                                  Title: Chairman

ATTEST:                           JOHN HANCOCK  LIFE
                                  INSURANCE COMPANY


                                  By:
                                     ------------------------------------------
                                  Title: Vice President (Investment and Pension)

ATTEST:                           MORGAN STANLEY DEAN WITTER
                                  INVESTMENT MANAGEMENT INC.


                                  By:
                                     ------------------------------------------
                                  Title:

                                  SCHEDULE I

                                     FEES
                                     ----

Current Net Assets Under Management                                       Sub-Advisory Fee
-----------------------------------                                       ----------------
On the first $50 million of the Subject Assets          70 basis points (0.70%) per annum

On the next $50 million of the Subject Assets           60 basis points (0.60%) per annum

On the next $100 million of the Subject Assets          50 basis points (0.50%) per annum
On the Subject Assets  over $200 million                40 basis points (0.40%) per annum

                           (Real Estate Equity Fund)



                      SUB-INVESTMENT MANAGEMENT AGREEMENT


                                     AMONG


                     JOHN HANCOCK VARIABLE SERIES TRUST I

                   INDEPENDENCE INVESTMENT ASSOCIATES, INC.


                                      AND


                      JOHN HANCOCK LIFE INSURANCE COMPANY

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made as of the day of , 2000 by and among John Hancock Variable Series Trust I, a Massachusetts business trust (the "Trust"), Independence Investment Associates, Inc., a Delaware corporation ("IIA"), and John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO").

     WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, JHLICO and IIA are engaged in the business of rendering investment advice under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust offers shares in several classes, one of which is designated as the Real Estate Equity Fund, (together with all other classes established by the Trust, the "Funds"), each of which pursues its investment objectives through separate investment policies; and

     WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of April 12, 1988 (the "Investment Management Agreement"), pursuant to which it may contract with one or more investment advisers as provided for herein;

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.   APPOINTMENT OF SUB-MANAGER

     (a) Subject Fund. IIA is hereby appointed and IIA hereby accepts the
         ------------
appointment to act as an investment adviser and manager to the Real Estate Equity Fund (the "Subject Fund"), effective _____, 2000, for the period and on the terms herein set forth, for the compensation herein provided.

     (b) Additional Subject Funds. In the event that the Trust and JHLICO desire
         ------------------------
to retain IIA to render investment advisory services hereunder for any other Fund, they shall so notify IIA in writing. If it is willing to render such services, IIA shall notify the Trust in writing, whereupon such Fund shall become a Subject Fund hereunder.

     (c) Independent Contractor. IIA shall for all purposes herein be deemed to
         ----------------------
be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

2.   PROVISION OF INVESTMENT MANAGEMENT SERVICES.

     IIA will provide for such portion of the Subject Fund's assets as may be designated to it by JHLICO from time to time (the "Subject Assets") a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as furnished to IIA by JHLICO in writing from time to time. IIA will manage the investment and reinvestment of the the Subject Assets, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Board of Trustees of the Trust, JHLICO and, as in effect from time to time, the provisions of the Trust's Declaration of Trust, Bylaws, prospectus, statement of additional information (all as furnished to IIA by JHLICO in writing from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions, all as delivered to IIA in writing by JHLICO or the Trust from time to time).

     IIA will have investment discretion with respect to the Subject Assets and will, at its own expense:

     (a) upon request, advise the Trust in connection with investment decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Assets and furnish the Trust with research, economic and statistical data in connection with investments and investment policies for the Subject Assets;

     (b) submit such reports relating to the valuation of the Subject Assets as the Trust's Board of Trustees may reasonably request;

     (c) place orders for purchases and sales of portfolio investments for the Subject Assets;

     (d) maintain and preserve the records relating to its activities hereunder, including those records required by the 1940 Act to be maintained by it and preserved by the Trust, to the extent not maintained by the Trust's custodian, transfer agent or JHLICO; and

     (e) subject to its receipt of all necessary voting materials, in its discretion, as it deems advisable in the best interests of the Subject Fund, vote, or cause to be voted, any or all proxies with respect to the Subject Assets in accordance with IIA's proxy voting policy as most recently provided to JHLICO.

     The Trust and JHLICO will provide timely information to IIA regarding such matters as purchases and redemptions of shares with respect to the Subject Assets and the cash requirements of, and cash available for investment in, the Subject Assets, and all information (including, without limitation, reports concerning the classification of Fund securities for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817) as may be reasonably necessary or appropriate in order for IIA to perform its responsibilities hereunder. On its own initiative, IIA will apprise JHLICO and the Trust of important developments materially affecting the Subject Assets and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose.

3.   ALLOCATION OF EXPENSES.

     Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees, without limitation, to assume the expense of:

     (i) brokerage commissions for transactions in the portfolio investments of the Subject Assets and similar fees, charges and expenses incurred in connection with the acquisition, disposition, lending or borrowing of such portfolio investments;

     (ii) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

     (iii) interest payable on the Trust's borrowings.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4.   SUB-ADVISORY FEES.

     For all of the services rendered as herein provided, JHLICO shall pay to IIA a fee (for payment of which the Trust shall have no obligation or liability) based on the Current Net Assets of the Subject Assets, as set forth in Schedule I attached hereto and made a part hereof. The fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Assets during any calendar month, the fee with respect to such Subject Assets accrued to termination shall be paid promptly following such termination.

     "Current Net Assets" of the Subject Assets for purposes of computing the amount of advisory fee accrued for any day shall mean the net assets of the Subject Assets as of the most recent preceding day for which the Subject Assets' net assets were computed.

5.   FUND TRANSACTIONS.

     In connection with the investment and reinvestment of the assets of the Subject Fund, IIA is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Subject Assets and to use its best efforts to obtain best execution with respect to all such purchases and sales of Fund securities for said Subject Assets. IIA shall maintain records reasonably adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Fund and its shareholders, IIA shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund or to IIA, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. IIA shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

     The fees payable to IIA by JHLICO hereunder shall be reduced by any tender offer solicitation fees or similar payments received by IIA, in connection with the tender of investments of any Subject Assets (less direct expenses incurred by IIA in connection with obtaining such fees or payments), to the extent not otherwise paid or credited to the Subject Fund.


6.   INFORMATION, RECORDS, AND CONFIDENTIALITY.

     The Trust shall own and control all records maintained hereunder by IIA on the Trust's behalf and, in the event of termination of this Agreement with respect to the Subject Fund for any reason, all records (or true and complete copies thereof) relating to that Fund shall be promptly returned to the Trust, free from any claim or retention of rights by IIA. IIA also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or make such books and records available for inspection by representatives of regulatory authorities or other persons reasonably designated by the Trust. IIA further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to, Rules 31a-1 and 31a-2 and to supply all information in its possession or reasonably available to it, requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with.

     IIA shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only (i) to John Hancock Life Insurance Company, or to any other person or entity that directly or indirectly owns all or substantially all of the IIA's capital stock; (ii) if the Trust or JHLICO has authorized such disclosure, or (iii) if such disclosure is expressly required by applicable federal or state regulatory authorities or court proceedings.

     IIA shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding investments which is reasonably required by them and reasonably available to it.

7.   LIABILITY; STANDARD OF CARE.

     No provision of this Agreement shall be deemed to protect IIA or JHLICO against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement, as applicable. Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations and duties. IIA shall employ only qualified personnel to manage the Subject Assets; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement (provided that copies of any applicable investment restrictions imposed by state insurance laws and regulations shall be furnished to IIA by JHLICO); shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, Bylaws, prospectus and statement of additional information, all as furnished to IIA by JHLICO in writing from time to time; shall manage the Subject Assets (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of Fund securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act in its management of the Subject Assets in the best interests of the Trust, subject however to its duties to other clients as described in Section 9 below; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. However, IIA shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

8.   DURATION AND TERMINATION OF THIS AGREEMENT.

     (a) Duration. This Agreement shall become effective with respect to the
         --------
Real Estate Equity Fund on the date set forth in Section 1(a) hereof and, with respect to any additional Subject Fund, on the date of receipt by the Trust of notice from IIA in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Fund and, with respect to each additional Subject Fund, until two years following the date on which such Fund becomes a Subject Fund hereunder, and shall continue in full force and effect thereafter with respect to each Subject Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (b) in either event by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

     (b) Termination. This Agreement may be terminated with respect to any
         -----------
Subject Fund at any time, without payment of any penalty, by the Trust pursuant to a vote of the trustees of the Trust or a vote of a majority of the outstanding shares of such Fund, which termination shall be effective immediately upon delivery of notice thereof to IIA and JHLICO. This Agreement may be terminated by IIA on at least sixty days' prior written notice to the Trust and JHLICO, or by JHLICO on at least sixty days' prior written notice to the Trust and IIA. Transactions already entered into by IIA but not yet settled at the time of any such termination shall settle for the account of the Trust.

     (c) Automatic Termination. This Agreement shall automatically and
         ---------------------
immediately terminate in the event of its assignment or if the Investment Management Agreement is terminated.


9.   SERVICES NOT EXCLUSIVE.

     The services of IIA to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of IIA and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

     Nothing in this Agreement shall limit or restrict IIA or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own accounts; provided, however, that no such person shall purchase securities from or sell securities to the Subject Fund except as permitted under applicable laws and regulations, including without limitation the 1940 Act and the Investment Advisers Act of 1940, and the rules and regulations thereunder. The Trust acknowledges that IIA and its officers, affiliates and employees, and its and their other clients, may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of under this Agreement. IIA shall have no obligation to acquire for the Subject Fund a position in any investment which IIA, its officers, affiliates or employees may acquire for their own accounts or for the account of another client, if in the sole discretion of IIA it is not feasible or desirable to do so.


10.  AVOIDANCE OF INCONSISTENT POSITION.

     In connection with the purchase and sale of portfolio securities of the Subject Assets, IIA and its directors, officers and employees will not act as principal or agent or receive any commission, except as may be permitted under applicable laws and regulations and the policies and procedures of the Trust in effect from time to time. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Assets with those for other accounts managed by IIA or its affiliates, if orders are allocated in a manner deemed equitable by IIA among the accounts and at a price approximately averaged.


11.  AMENDMENT.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by a duly authorized officer of the party or parties intending to be bound thereby. No amendment of this Agreement shall be effective until approved specifically by
(a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of the Subject Fund, and (b) by vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.


12.  LIMITATION OF LIABILITY.

     It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of the Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.


13.  GOVERNING LAW.

     This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.


14.  NOTICES.

     Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail

(first class, postage prepaid), by facsimile transmission (provided that any notice delivered by facsimile shall be followed promptly by a duplicate notice delivered by another permitted method of delivery), by hand or by commercial overnight delivery service, addressed as follows:

     IIA:                  Independence Investment Associates, Inc.
                           53 State Street
                           Boston, MA  02109
                           Attention:  President
                           Fax #:  617-228-8895


     JHMLICO:              John Hancock Life Insurance Company
                           200 Clarendon Street
                           P.O. Box 111
                           Boston, MA  02117
                           Attention:  Raymond F. Skiba
                           Fax #:  617-375-4835


     TRUST:                John Hancock Variable Trust Trust I
                           200 Clarendon Street
                           P.O. Box 111
                           Boston, MA  02117
                           Attention:  Raymond F. Skiba
                           Fax #:  617-375-4835

5.   ASSIGNMENT.

     This Agreement may not be assigned by any party, either in whole or in part.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

                                       JOHN HANCOCK VARIABLE SERIES TRUST I

                                       By:
                                          --------------------------------------
                                       Title: Chairman and CEO


                                       JOHN HANCOCK LIFE INSURANCE

                                       COMPANY


                                       By:
                                          --------------------------------------
                                       Title: Vice President


                                       INDEPENDENCE INVESTMENT

                                       ASSOCIATES, INC.

                                       By:
                                          --------------------------------------
                                       Title:

                                  SCHEDULE I

                                     FEES


     Current Net Assets Under Management       Sub-Advisory Fee
     -----------------------------------       ----------------

     On the first $300 million                 30 basis points (0.30%) per annum

     On the next $500 million                  25 basis points (0.25%) per annum

     On amounts over $800 million              20 basis points (0.20%) per annum

                                                                    Appendix B-2

               PROPOSALS 2 and 3 - SPECIMEN FORM OF SUB-INVESTMENT
                              MANAGEMENT AGREEMENT



The following agreement for the International Opportunities Fund will be signed and dated on or within a reasonable time after the date of approval by Owners of the International Opportunities Fund (Proposal 2).

The "final" agreement for the International Opportunities II Fund is substantially similar to the foregoing, except for the name of the "Subject Fund" and the date of the referenced Investment Management Agreement between the Trust and JHLICO. This Sub-Investment Management Agreement will be signed and dated on or within a reasonable time after the date of approval by Owners of the International Opportunities II Fund. The interim agreement for the International Opportunities II Fund is substantially similar to the "final" agreement, except for the Schedule of Fees (Proposal 3).

                       SUB-INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT made as of the ___ day of __________, 2000 by and among John Hancock Variable Series Trust I, a Massachusetts business trust (the "Trust"),
T. Rowe Price International, Inc., a Maryland corporation ("Adviser"), and John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO").

     WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, JHLICO and Adviser are each engaged in the business of rendering investment advice under the Investment Adviser Act of 1940; and

     WHEREAS, the Trust is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust offers shares in several classes, one of which is designated as the International Opportunities Fund, (together with all other classes established by the Trust, collectively referred to as the "Funds"), each of which pursues its investment objectives through separate investment policies; and

     WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of April 14, 1998 (the "Investment Management Agreement"), pursuant to which it may contract with Adviser as a sub-manager as provided for herein;

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.   APPOINTMENT OF SUB-MANAGER

     (a) Subject Fund. Adviser is hereby appointed and Adviser hereby accepts
         ------------
the appointment to act as investment adviser and manager to the International Opportunities Fund (the "Subject Fund") for the period and on the terms herein set forth, for the compensation herein provided.

     (b) Additional Subject Funds. In the event that the Trust and JHLICO desire
         ------------------------
to retain Adviser to render investment advisory services hereunder for any other Fund, they shall so notify Adviser in writing. If it is willing to render such services, Adviser shall notify the Trust in writing, whereupon such Fund shall become a Subject Fund hereunder.

     (c) Incumbency Certificates. Adviser shall furnish to JHLICO, immediately
         -----------------------
upon execution of this Agreement, a certificate of a senior officer of Adviser setting forth (by name and title, and including specimen signatures) those officers of Adviser who are authorized to make investment decisions for the Subject Fund pursuant to the provisions of this Agreement. Adviser shall promptly provide supplemental certificates in connection with each additional Subject Fund (if any) and further supplemental certificates, as needed, to reflect all changes with respect to such authorized officers for any Subject Fund. On behalf of the Trust, JHLICO shall instruct the custodian for the Subject Fund to accept instructions with respect to the Subject Fund from the officers of Adviser so named.

     (d) Independent Contractor. Adviser shall for all purposes herein be deemed
         ----------------------
to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

     (e) Adviser' Representations. Adviser represents, warrants and agrees (I)
         ------------------------
that it is registered as an investment adviser under the Investment Adviser Act of 1940, and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (ii) that it will promptly notify JHLICO if the foregoing representation and agreement shall cease to be true (in any material respect) at any time during the term of this Agreement, (iii) that it will promptly notify JHLICO of any material change in the senior management or ownership of Adviser, or of any change in the identity of the personnel who manage the Subject Fund, (iv) that it has adopted a code of ethics complying with the requirements of Rule 17j-1 of the Securities and Exchange Commission (the "SEC") under the 1940 Act and has provided true and complete copies of such code to the Trust and to JHLICO, and has adopted procedures designed to prevent violations of such code, and (v) that it has furnished the Trust and JHLICO each with a copy of Adviser' Form ADV, as most recently filed with the SEC, and will promptly furnish copies of each future amendment thereto.

2.   PROVISION OF INVESTMENT MANAGEMENT SERVICES.

     Adviser will provide for the Subject Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as established by the Trust and JHLICO. From time to time, the Board of Trustees of the Trust may provide Adviser with additional or amended investment policies, guidelines and restrictions. Adviser, as sub-manager, will manage the investment and reinvestment of the assets in the Subject Fund, and perform the functions set forth below, subject to the overall supervision, direction, control and review of JHLICO and the Board of Trustees of the Trust, consistent with the applicable investment policies, guidelines and restrictions, the provisions of the Trust's Declaration of Trust, Bylaws, prospectus, statement of additional information (each as in effect from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions delivered to Adviser in writing by JHLICO or the Trust from time to time). By its signature below, Adviser acknowledges receipt of a copy of the Trust's Declaration of Trust, Bylaws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

     Adviser will, at its own expense:

     (a) advise the Trust in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Fund and, upon request, furnish the Trust with research, economic and statistical data in connection with said Fund's investments and investment policies;

     (b) submit such reports and information as JHLICO or the Trust' s Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Subject Fund to the extent such securities are not otherwise priceable using an approved pricing service;

     (c) place orders for purchases and sales of portfolio investments for the Subject Fund;

     (d) give instructions to the Subject Fund's custodian concerning the delivery of securities and transfer of cash for the Subject Fund in connection with the settlement of trades;

     (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by the Trust, to the extent not maintained by the custodian, transfer agent or JHLICO;

     (f) each business day, provide JHLICO with a written daily statement of the transactions effected for the Subject Fund on the previous business day;

     (g) as soon as practicable following the end of each calendar month, provide JHLICO with a summary listing of all investments held in such Fund as of the last day of the month, together with the average purchase price per unit of each investment and such other information as JHLICO may reasonably request; and

     (h) absent specific instructions to the contrary provided to it by JHLICO and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Fund in accordance with Adviser's proxy voting policy as most recently provided to JHLICO.

     The Trust and JHLICO will provide timely information to Adviser regarding such matters as purchases and redemptions of shares in the Subject Fund and the cash requirements of, and cash available for investment in, the Fund. JHLICO will timely provide Adviser with copies of monthly accounting statements for the Subject Fund, and such other information (including, without limitation, reports concerning the classification of Portfolio securities for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulation Section 1.817) as may be reasonably necessary or appropriate in order for Adviser to perform its responsibilities hereunder. Adviser will apprise JHLICO and the Trust of important political and economic developments materially affecting the marketplace or the Subject Fund, and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose. Adviser will also make such personnel as it deems appropriate available in Boston or other reasonable locations as often as quarterly to discuss the Subject Fund and Adviser's management thereof, to educate JHLICO sales personnel with respect thereto, and for such other purposes as the Trust or JHLICO may reasonably request.

3.   ALLOCATION OF EXPENSES.

     Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees to assume the expense of:

     (a) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

     (b) custodian fees and expenses;

     (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

     (d) interest payable on the Trust's borrowings. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4.   SUB-ADVISORY FEES.

     For all of the services rendered with respect to the Subject Fund as herein provided, JHLICO shall pay to Adviser a fee (for the payment of which the Trust shall have no obligation or liability), based on the Current Net Assets of the Subject Fund, as set forth in Schedule I attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Fund during any calendar month, the fee with respect to such Fund accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the Subject Fund's net assets as of the most recent preceding day for which the Subject Fund's net assets were computed.

5.   FUND TRANSACTIONS.

     In connection with the investment and reinvestment of the assets of the Subject Fund, Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and to use reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Fund. Adviser shall maintain records adequate to demonstrate compliance with this requirement. Adviser shall have the right subject to the control of the Trust's Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund or to Adviser, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

     Adviser will not receive any tender offer solicitation fees or similar payments in connection with the tender of investments of any Fund

6.   OWNERSHIP OF INFORMATION, RECORDS, AND CONFIDENTIALITY.

     The Trust shall own and control all records maintained hereunder by Adviser on the Trust's behalf and, in the event of termination of this Agreement with respect to any Fund for any reason, all records relating to that Fund shall be promptly returned to the Trust, free from any claim or retention of rights by Adviser, provided that (subject to the last paragraph of this Section 6) Adviser may retain copies of such records. Adviser also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or make such books and records available for audit or inspection by representatives of regulatory authorities or other persons reasonably designated by the Trust. Adviser further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to Rules 31a-1 and 31a-2. Adviser also agrees to supply all information in its possession required by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with. Adviser shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding the investments in the Subject Fund which is reasonably required by them and reasonably available to Adviser, provided that Adviser shall not be required to incur any additional expense in connection therewith.

     Adviser shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.

7.   LIABILITY; STANDARD OF CARE.

     No provision of this Agreement shall be deemed to protect Adviser or JHLICO against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement. Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance his duties or the reckless disregard of his obligations and duties. Adviser shall employ only qualified personnel to manage the Subject Fund; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, Bylaws, prospectus and statement of additional information; shall manage the Subject Fund (subject to the receipt of and based upon the information contained in periodic reports from JHLICO or the custodian concerning the classification of Portfolio securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations to Section 1.817-5(b). However, Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

JHLICO agrees to hold harmless Adviser, its directors and officers and each person if any, who controls Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended, from and against any and all losses, claims, damages liabilities and expenses (including reasonable attorneys' fees and expenses and costs of investigation) arising out of or based upon (a) the failure of the Trust's Registration Statement, including the prospectus and statement of additional information, or any amendment or supplement thereto, any preliminary prospectus, any other written communication with investors or any other submission to governmental bodies or self-regulatory bodies filed on or subsequent to the date of this Agreement (collectively, the "Disclosure Documents") to comply with the requirements of applicable federal and state securities, insurance or other laws; (b) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document; or (c) any omission or alleged omission in any Disclosure Document to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except insofar as such losses, claims damages, liabilities and expenses arise out of or are based upon any such statement or omission which is in turn based upon information furnished in writing to JHLICO or the Trust by Adviser and which Adviser was informed or otherwise knew was to be used in the Disclosure Document.

8.   DURATION AND TERMINATION OF THIS AGREEMENT.

     (a) Duration. This Agreement shall become effective with respect to the
         --------
Subject Fund on the date hereof and, with respect to any additional Subject Fund, on the date of receipt by the Trust of notice from Adviser in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Fund and, with respect to each additional Subject Fund, until two years following the date on which such Fund becomes a Subject Fund hereunder, and shall continue in full force and effect thereafter with respect to each Subject Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (b) in either event by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

     (b) Termination. The Trust may terminate this Agreement with respect to any
         -----------
Fund at any time, without payment of any penalty, pursuant to a vote of the trustees of the Trust or a vote of a majority of the outstanding shares of such Fund, by giving written notice thereof to Advisers and to JHLICO. Any such termination shall be effective as of the later of the date specified in such notice or the date such notice is delivered to Advisers. Advisers may terminate this Agreement with respect to any Fund on at least sixty days' prior written notice delivered to the Trust and to JHLICO. JHLICO may terminate this Agreement with respect to any Fund on at least sixty days' prior written notice delivered to the Trust and to Advisers.

     (c) Automatic Termination. This Agreement shall automatically and
         ---------------------
immediately terminate in the event of its assignment (other than as permitted in Section 15 below) or if the Investment Management Agreement is terminated.

9.   SERVICES NOT EXCLUSIVE; USE OF ADVISER'S NAME AND LOGO.

     The services of Adviser to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

     During the term of this Agreement, and subject to a separate agreement among JHLICO, the Trust and Adviser, JHLICO and the Trust shall have the non-exclusive, non-transferable right to use Adviser' name and logo as set forth in Exhibit A hereto in all materials relating to the Subject Fund, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Trust or the public. However, prior to distribution of any materials which refer to Adviser, JHLICO shall consult with Adviser and shall furnish to Adviser a copy of such materials. Adviser agrees to cooperate with JHLICO and to review such materials promptly. JHLICO shall not distribute such materials if Adviser reasonably objects in writing, within five (5) business days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and logo are used.

10.  AVOIDANCE OF INCONSISTENT POSITION.

     In connection with the purchase and sale of portfolio securities of the Subject Fund, Adviser and its directors, officers and employees will not act as principal. Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Fund with those for other registered investment companies managed by Adviser or its affiliates, if orders are allocated in a manner deemed equitable by Adviser among the accounts and at a price approximately averaged.

11.  AMENDMENT.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Fund until approved specifically by (a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of that Fund, and (b) by vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12.  LIMITATION OF LIABILITY.

     It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

13.  NOTICES

     Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:


              Adviser:              T. Rowe Price Associates, Inc.
                                    100 East Pratt Street
                                    Baltimore, MD  21202
                                    Attention: John H. Cammack
                                    Fax #: (410) 986-3618

                   cc:              Henry H. Hopkins, Esq.
                                    T. Rowe Price Associates, Inc.
                                    100 East Pratt Street
                                    Baltimore, MD 21202
                                    Fax #: (410) 547-0180


               JHLICO:              John Hancock Life Insurance Company
                                    200 Clarendon Street
                                    P.O. Box 111
                                    Boston, MA  02117
                                    Attention: Raymond F. Skiba
                                    Fax #: (617) 572-4953

                TRUST:              John Hancock Variable Series Trust I
                                    200 Clarendon Street
                                    P.O. Box 111
                                    Boston, MA  02117
                                    Attention: Raymond F. Skiba
                                    Fax #: (617) 572-4953


14.  GOVERNING LAW.

     This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

15.  ASSIGNMENT.

     This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.


ATTEST:                              JOHN HANCOCK VARIABLE SERIES
                                     TRUST I


                                     By:
                                        ----------------------------------------
                                     Title:


ATTEST:                              JOHN HANCOCK LIFE
                                     INSURANCE COMPANY


                                     By:
                                        ----------------------------------------
                                     Title:


ATTEST:                              T. ROWE PRICE
                                     INTERNATIONAL, INC.


                                     By:
                                        ----------------------------------------
                                     Title:

                                   SCHEDULE I

                                      FEES

Current Net Assets Under Management            Sub-Advisory Fee
-----------------------------------            ----------------
When Amounts under Management are less than $200 million:

On the first $20 million                       75 basis points (0.75%) per annum
On the next $30 million                        60 basis points (0.60%) per annum
On Amounts over $50 million                    50 basis points (0.50%) per annum

When Amounts under Management are $200 million or more:

All Amounts                                    50 basis points (0.50%) per annum

                                                                    Appendix B-3

                  PROPOSAL 4 - SPECIMEN FORM OF SUB-INVESTMENT
                              MANAGEMENT AGREEMENT


Proposal 4:  Proposed Sub-Investment Management Agreement with Putnam.

The following agreement will be signed and dated on or within a reasonable time after the date of approval by Owners of the Fundamental Growth Fund.

                       SUB-INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT made as of the ___ day of ____, 2000 by and among John Hancock Variable Series Trust I, a Massachusetts business trust (the "Trust"), John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO"), and Putnam Investment Management, Inc.("Advisers");

     WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, JHLICO and Advisers are each engaged in the business of rendering investment advice under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust offers shares in several classes, one of which is designated as the Fundamental Growth Fund, (together with all other classes established by the Trust, collectively referred to as the "Funds"), each of which pursues its investment objectives through separate investment policies; and

     WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of July 28, 1999 (the "Investment Management Agreement"), pursuant to which it may contract with Advisers as a Sub-Manager as provided for herein;

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.   APPOINTMENT OF SUB-MANAGER

     (a)  Subject Fund. Advisers is hereby appointed and Advisers hereby accepts
          ------------
          the appointment to act as investment adviser and manager to the Fundamental Growth Fund (the "Subject Fund") for the period and on the terms herein set forth, for the compensation herein provided.

     (b)  Additional Subject Funds. In the event that the Trust and JHLICO
          ------------------------
          desire to retain Advisers to render investment advisory services hereunder for any other Fund, they shall so notify Advisers in writing. If it is willing to render such services, Advisers shall notify the Trust in writing, whereupon such Fund shall become a Subject Fund hereunder.

     (c)  Incumbency Certificates. Advisers shall furnish to JHLICO, immediately
          -----------------------
          upon execution of this Agreement, a certificate of a senior officer of Advisers setting forth (by name and title, and including specimen signatures) those employees of Advisers who are authorized to issue instructions for trades for the Subject Fund pursuant to the provisions of this Agreement. Advisers shall promptly provide supplemental certificates, as needed, in connection with each additional Subject Fund (if any) and further supplemental certificates, as needed, to reflect all changes with respect to such employees for any Subject Fund. On behalf of the Trust, JHLICO shall instruct the custodian for the Subject Fund to accept instructions with respect to the Subject Fund from the employees of Advisers so named.

     (d)  Independent Contractor. Advisers shall for all purposes herein be
          -----------------------
          deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

     (e)  Advisers' Representations. Advisers represents, warrants and agrees
          -------------------------
          (i) that it is registered as an investment adviser under the Investment Advisers Act of 1940, and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (ii) that it will promptly notify JHLICO if the foregoing representation and agreement shall cease to be true (in any material respect) at any time during the term of this Agreement, (iii) that it will promptly notify JHLICO of any material change in the senior management or ownership of Advisers, or of any change in the identity of the personnel who manage the Subject Fund(s), (iv) that it has adopted a code of ethics complying with the requirements of Rule 17j-1 of the Securities and Exchange Commission (the "SEC") under the 1940 Act and has provided true and complete copies of such code to the Trust and to JHLICO, and has adopted procedures designed to prevent violations of such code, and (v) that it has furnished the Trust and JHLICO each with a copy of Advisers' Form ADV, as most recently filed with the SEC, and will promptly furnish copies of each future amendment thereto.

2.   PROVISION OF INVESTMENT MANAGEMENT SERVICES.

     Advisers will provide for each Subject Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as established by the Trust and JHLICO and as delivered in writing to Advisers. From time to time, JHLICO or the Trust may provide Advisers with additional or amended investment policies, guidelines and restrictions. Advisers, as Sub-Manager, will manage the investment and reinvestment of the assets in the Subject Fund, and perform the functions set forth below, subject to the overall supervision, direction, control and review of JHLICO and the Board of Trustees of the Trust, consistent with the applicable investment policies, guidelines and restrictions, the provisions of the Trust's Declaration of Trust, Bylaws, prospectus, statement of additional information (each as in effect from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions delivered to Advisers in writing by JHLICO or the Trust from time to time). By its signature below, Advisers acknowledges receipt of a copy of the Trust's Declaration of Trust, Bylaws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

     Advisers will, at its own expense:

     (a) advise the Trust in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Fund and, upon request, furnish the Trust with research, economic and statistical data in connection with said Fund's investments and investment policies;

     (b) submit such reports and information as JHLICO or the Trust's Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Subject Fund for which market prices or quotations are not available (it being understood that Adviser is not responsible for the pricing of the Trust's assets);

     (c) place orders for purchases and sales of portfolio investments for the Subject Fund;

     (d) give instructions to the Subject Fund's custodian concerning the delivery of securities and transfer of cash for the Subject Fund;

     (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by it as investment adviser to the Trust

     (f) at the close of business each day, provide JHLICO and the custodian with copies of trade tickets for each transaction effected for the Subject Fund, and promptly forward to the custodian copies of all brokerage or dealer confirmations;

     (g) as soon as practicable following the end of each calendar month, provide JHLICO with written statements showing all transactions effected for the Subject Fund during the month, a summary listing all investments held in such Fund as of the last day of the month, and such other information as JHLICO may reasonably request in connection with the accounting services that JHLICO provides for the Subject Fund (it being understood that Advisers is not responsible for such accounting services); and

     (h) absent specific instructions to the contrary provided to it by JHLICO and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Fund in accordance with Advisers' proxy voting policy as most recently supplied to JHLICO.

     On its own initiative, Advisers will apprise JHLICO and the Trust of important political and economic developments materially affecting the marketplace or the Subject Fund, and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose. Advisers will also make its personnel available in Boston or other reasonable locations as often as quarterly to discuss the Subject Fund and Advisers' management thereof, to educate JHLICO sales personnel with respect thereto, and for such other purposes as the Trust or JHLICO may reasonably request.

     The Trust and JHLICO will provide timely information to Advisers regarding such matters as purchases and redemptions of shares in the Subject Fund and the cash requirements of, and cash available for investment in, the Fund. JHLICO will timely provide Advisers with copies of monthly accounting statements for the Subject Fund, and such other information (including, without limitation, reports concerning the classification of portfolio securities of the Subject Fund for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817) as may be reasonably necessary or appropriate in order for Advisers to perform its responsibilities hereunder.

3.   ALLOCATION OF EXPENSES.

     Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees to assume the expense of:

     (a) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

     (b)  custodian fees and expenses;

     (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

     (d)  interest payable on the Trust's borrowings.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4.   SUB-ADVISORY FEES.

     For all of the services rendered with respect to the Subject Fund as herein provided, JHLICO shall pay to Advisers a fee (for the payment of which the Trust shall have no obligation or liability), based on the Current Net Assets of the Subject Fund, as set forth in Schedule I attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Fund during any calendar month, the fee with respect to such Fund accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the Subject Fund's net assets as of the most recent preceding day for which that Subject Fund's net assets were computed.

5.   FUND TRANSACTIONS.

     In connection with the investment and reinvestment of the assets of the Subject Fund, Advisers is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Fund. Advisers shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Fund and its shareholders, Advisers shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund or to the Advisers, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. Advisers shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

     Advisers will not receive any tender offer solicitation fees or similar payments in connection with the tender of investments of any Fund.

6.   OWNERSHIP OF INFORMATION, RECORDS, AND CONFIDENTIALITY.

     Except for such records Advisers is required to maintain under the Investment Advisers Act of 1940, as amended, the Trust shall own and control all records maintained hereunder by Advisers on the Trust's behalf and, in the event of termination of this Agreement with respect to any Subject Fund for any reason, all records relating to that Fund and owned by the Trust shall be promptly returned to the Trust, free from any claim or retention of rights by Advisers, provided that (subject to the last paragraph of this Section 6) Advisers may retain copies of such records. Advisers also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or make such books and records available for audit or inspection by representatives of regulatory authorities or other persons reasonably designated by the Trust. Advisers further agrees to maintain, prepare and preserve such books and records as it is required to as an investment sub-adviser to the Trust in accordance with the 1940 Act and rules thereunder, including but not limited to Rules 31a-1 and 31a-2, and to supply all such information related to the Subject Fund as may be requested by any insurance regulatory authorities in connection with such insurance authorities' administration of insurance laws and regulations. Advisers shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding investments which is reasonably required by them and reasonably available to Advisers.

     Advisers shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is expressly requested by applicable federal or state regulatory authorities. Advisers shall provide reasonable notice to the Trust of any such disclosure to applicable federal or state regulatory officials in connection with any audit of the Subject Fund or the Trust, and in any event, Advisers shall provide reasonable notice to the Trust of any threatened, pending or final regulatory enforcement or other disciplinary action involving Advisers.

7.   LIABILITY; STANDARD OF CARE.

     Advisers shall be liable to JHLICO, the Trust or the Trust's shareholders for losses resulting from any willful misfeasance, bad faith or negligence in the performance of Advisers' duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement. No provision hereof shall be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance his duties or the reckless disregard of his obligations and duties. Adviser shall employ only qualified personnel to manage the Subject Fund; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, Bylaws, prospectus and statement of additional information; shall manage the Subject Fund (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of Fund securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act at all times in the best interests of the Trust; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. However, Advisers shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

8.   DURATION AND TERMINATION OF THIS AGREEMENT.

     (a)  Duration. This Agreement shall become effective with respect to the
          --------
          Subject Fund on the date hereof and, with respect to any additional Subject Fund, on the date of receipt by the Trust of notice from Advisers in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Fund and, with respect to each additional Subject Fund, until two years following the date on which such Fund becomes a Subject Fund hereunder, and shall continue in full force and effect thereafter with respect to each Subject Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (b) in either event by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (b) Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

     (c)  Termination. This Agreement may be terminated with respect to any
          -----------
          Subject Fund at any time, without payment of any penalty, by the Trust pursuant to a vote of the trustees of the Trust or a vote of a majority of the outstanding shares of the Subject Portfolio, which termination shall be effective immediately upon delivery of notice thereof to Advisers and JHLICO. This Agreement may be terminated by Advisers on at least ninety days' prior written notice to the Series and JHLICO, and may be terminated by JHLICO on at least ninety days' prior written notice to the Trust and Advisers.

     (d)  Automatic Termination. This Agreement shall automatically and
          ---------------------
          immediately terminate in the event of its assignment or if the Investment Management Agreement is terminated.

9.   SERVICES NOT EXCLUSIVE; USE OF ADVISERS' NAME AND LOGO.

     (a) The services of Advisers to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of Advisers and of its subsidiaries and affiliates may continue to engage in providing Fund management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

     (b) During the term of this Agreement, JHLICO and the Trust shall have the non-exclusive and non-transferable right to use Advisers' name and logo in all materials relating to the Subject Fund, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Trust or the public. However, prior to distribution of any materials which refer to Advisers or use its logo, JHLICO shall consult with Advisers and shall furnish to Advisers a copy of such materials. Advisers agrees to cooperate with JHLICO and to review such materials promptly. JHLICO shall not distribute such materials if Advisers reasonably objects in writing, within ten (10) days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and logo are used.

10.  AVOIDANCE OF INCONSISTENT POSITION.

     In connection with the purchase and sale of portfolio securities of the Subject Fund, Advisers and its directors, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Fund with those for other registered investment companies managed by Advisers or its affiliates, if orders are allocated in a manner deemed equitable by Advisers among the accounts and at a price approximately averaged.

11.  AMENDMENT.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Fund until approved specifically by (a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of that Fund, and (b) by vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12.  LIMITATION OF LIABILITY.

     It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

13.  NOTICES

     Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

     ADVISERS                      Putnam Investment Management, Inc.
                                   One Post Office Square
                                   Boston, Mass 02109
                                   Fax #:  617-292-1625

     JHLICO:                       John Hancock Life Insurance Company
                                   200 Clarendon Street
                                   P.O. Box 111
                                   Boston, MA  02117
                                   Attention:  Raymond F. Skiba
                                   Fax #:  617-572-4953

     TRUST:                        John Hancock Variable Series Trust I
                                   200 Clarendon Street
                                   P.O. Box 111
                                   Boston, MA  02117
                                   Attention:  Raymond F. Skiba
                                   Fax #:  617-572-4953

14.  GOVERNING LAW.

     This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

15.  ASSIGNMENT.

     This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.



ATTEST:                                      JOHN HANCOCK VARIABLE SERIES
                                              TRUST I


                                             By:
---------------------------                     --------------------------------
                                             Title:
---------------------------                       ------------------------------


ATTEST:                                      JOHN HANCOCK LIFE INSURANCE COMPANY


                                             By:
---------------------------                     --------------------------------
                                             Title:
---------------------------                       ------------------------------


ATTEST:                                      PUTNAM INVESTMENT MANAGEMENT, INC.


                                             By:
---------------------------                     --------------------------------
                                             Title:
---------------------------                       ------------------------------

                                   SCHEDULE I

                                      FEES


     Current Net Assets Under Management       Sub-Advisory Fee
     -----------------------------------       -----------------

     On the first $250,000,000                 50 basis points (0.50%) per annum

     On amounts over $250,000,000              45 basis points (0.45%) per annum

                                                                      Appendix C

             PROPOSALS 1, 2, 3 and 4 - SUMMARY OF CURRENT INVESTMENT
                             MANAGEMENT AGREEMENTS


     The current investment management agreements between the Trust and John Hancock are summarized below.

     Pursuant to the investment management agreements, John Hancock advises the Subject Fund(s) in connection with policy decisions; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; and supervises activities of the Fund's sub-investment manager.

     For its investment management and advisory services, John Hancock is paid a fee by the Subject Fund(s) at a specified rate that will vary by Fund.

     The investment management agreements also provide that for any fiscal year in which the normal operating costs and expenses of Fund, exclusive of its investment advisory fees, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Fund's average daily net assets, John Hancock will reimburse the Fund promptly after the end of the fiscal year in an amount equal to such excess.

     Under the investment management agreements, John Hancock also pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. The Trust bears all of its expenses not specifically assumed by John Hancock. These include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees, the compensation of unaffiliated Trustees, the cost of the Trust's fidelity bond, the cost of printing and distributing to Owners the Trust's annual and semi-annual reports, the cost of printing, distributing to Owners, and tabulating proxy materials, compensation paid for certain accounting, valuation and compliance services, legal fees, securities registration expenses, organizational expenses, association dues and other expenses related to the Trust's operations.

     John Hancock also indemnifies each member of the Board of Trustees against losses by reason of failure (other than through willful misfeasance, bad faith, gross negligence or reckless disregard of duties) to take any action relating to the investment or reinvestment of assets in the Trust, including failure to seek or retain investment advice or management in addition to or in place of that provided by John Hancock or the sub-investment managers.

     Unless modified or terminated, the investment management agreement will continue with respect to the Fund from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Board of Trustees who are not interested persons of JHVLICO, John Hancock or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Fund. The investment management agreement also provides that it may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority vote of the outstanding voting shares of the Fund, or by John Hancock. The investment management agreement automatically terminates in the event of its assignment.

                                                                      Appendix D

                  JOHN HANCOCK AND THE SUB-INVESTMENT MANAGERS



JOHN HANCOCK

     John Hancock, John Hancock Place, Boston, Massachusetts 02117, is a life insurance company chartered in Massachusetts in 1862. It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. Its Accounts owned Trust shares representing ___% of the net assets of the Trust on December 31,1999. John Hancock acts as "principal underwriter" of the Trust's shares pursuant to an Underwriting and Administrative Services Agreement, dated January 17, 1986, to which John Hancock and the Trust are parties. Under the Agreement, John Hancock collects no additional charges or commissions in connection with its duties as principal underwriter.

     John Hancock is managed by its Board of Directors, the members of which are elected by its policyholders. All of the Directors must be policyholders of John Hancock. The business address of all Directors and Executive Officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

     The Directors and Executive Officers of John Hancock are as follows:

Directors                                                Principal Occupation
---------                                                --------------------
Stephen L. Brown                         Chairman of the Board, John Hancock
David F. D'Alessandro                    President and Chief Executive Officer, John Hancock
Foster L. Aborn                          Director,  formerly Vice Chairman of the Board and Chief  Investment  Officer,
                                         John Hancock
Samuel W. Bodman                         Chairman  of  the  Board  and  Chief  Executive  Officer,   Cabot  Corporation
                                         (chemicals)
I. MacAllister Booth                     Retired  Chairman  of  the  Board  and  Chief  Executive   Officer,   Polaroid
                                         Corporation (photographic products)
Wayne A. Budd                            Executive Vice President and General Counsel-elect, John Hancock
John M. Connors, Jr.                     Chairman and Chief Executive Officer and Director,  Hill,  Holliday,  Connors,
                                         Cosmopoulos, Inc. (advertising).
Robert E. Fast                           Senior Partner, Hale and Dorr (law firm).
Kathleen F. Feldstein                    President, Economic Studies, Inc. (economic consulting).
Nelson S. Gifford                        Principal, Fleetwing Capital Management (financial services)
Michael C. Hawley                        Chairman and Chief Executive Officer, The Gillette Company (razors, etc.)
Edward H. Linde                          President and Chief Executive Officer, Boston Properties, Inc. (real estate)
Judith A. McHale                         President  and  Chief  Operating  Officer,   Discovery  Communications,   Inc.
                                         (multimedia communications)
E. James Morton                          Director,  formerly  Chairman of the Board and Chief Executive  Officer,  John
                                         Hancock
Richard F. Syron                         Chairman of the Board, President and Chief Executive Officer,  Thermo Electron
                                         Corp. (scientific and industrial instruments)
Robert J. Tarr, Jr.                      Former  President,  Chief  Executive  Officer  and Chief  Operations  Officer,
                                         Harcourt General, Inc. (publishing)

Other Executive Officers
------------------------
Thomas E. Moloney                        Chief Financial Officer
Richard S. Scipione                      General Counsel
Derek Chilvers                           Chairman and Chief Executive Officer of John Hancock International Holdings,
                                         Inc.
John M. DeCiccio                         Executive Vice President and Chief Investment Officer
Maureen R. Ford                          President, Broker-Dealer Distribution and Financial Advisory Network
Kathleen M. Graveline                    Executive Vice President - Retail
Barry J. Rubenstein                      Vice President, Counsel and Secretary

     The following employees of John Hancock (or an affiliate) are also Directors or principal officers of the John Hancock Variable Series Trust I:

Michele G. Van Leer                      Chairman of the Board of Trustees of the Trust
Thomas J. Lee                            Vice Chairman of the Board of Trustees of the Trust
Raymond F. Skiba                         Treasurer of the Trust
Karen Q. Visconti                        Secretary of the Trust
Jude Curtis                              Compliance Officer of the Trust

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, INC.

     MSDW's Board of Directors and executive officers are as follows:

Name                                                            Principal Occupation
----                                                            ---------------------
Barton M. Biggs                                                 Chairman, Managing Director & Director of MSDW Investment
                                                                Management; Managing Director of Morgan Stanley & Co.
                                                                Incorporated ("MS&Co.", an affiliate of MSDW).

Richard B. Worley                                               Chief Executive Officer, President, Managing Director of
                                                                MSDW; Managing Director of MS&Co.

Marna C. Whittington                                            Chief Operating Officer, Managing Director of MSDW;
                                                                Managing Director of MS&Co.

The business address is 1221 Avenue of the Americas, New York, NY 10020.

INDEPENDENCE INVESTMENT ASSOCIATES, INC.

     IIA's Board of Directors and executive officers are as follows:

Name                                Principal Occupation
----                                --------------------
Mark C. Lapham                      Chairman of the Board and President, IIA
Stephen L. Brown                    Director of IIA;  Chairman of the Board, John Hancock Life Insurance
                                    Company
John M. DeCiccio                    Director of IIA;  Executive Vice President and Chief Investment Officer,
                                    John Hancock Life Insurance Company
Kathleen M. Graveline               Director of IIA;  Executive Vice President - Retail, John Hancock Life
                                    Insurance Company

Klaus O. Shigley                    Director of IIA;  Vice President - GSFP, John Hancock Life Insurance
                                    Company
Gregory P. Winn                     Director of IIA;  Vice President and Treasurer, John Hancock Life
                                    Insurance Company
John F. DeSantis                    Executive Vice President, IIA
John S. Montgomery                  Executive Vice President, IIA
Miriam F. Cooper                    Senior Vice President and Chief Operating Officer, IIA

     The business address for Messrs. Lapham, DeSantis and Montgomery and for Ms. Cooper is 53 State Street, Boston, Massachusetts 02109. The business address of the other directors is John Hancock Life Insurance Company, John Hancock Place, Boston, Massachusetts 02117.


T. ROWE PRICE ASSOCIATES, INC.

     T. Rowe's Board of Directors and executive officers are as follows:

     Name                           Principal Occupation
     ----                           --------------------
George A. Roche                     Chairman of the Board, President and Managing Director, T. Rowe; Vice President,
                                    Price-Fleming
James S. Riepe                      Vice Chairman of the Board and Managing Director, T. Rowe; Director,
                                    Price-Fleming
M. David Testa                      Vice Chairman of the Board, Chief Investment Officer, T. Rowe; Chairman of
                                    the Board, Price-Fleming
James E. Halbkat, Jr.               President of U.S. Monitor Corporation
Donald B. Hebb, Jr.                 Managing General Partner of ABS Capital Partners
Richard L. Menschel                 Limited Partner of Goldman Sachs Group L.P.
John W. Rosenblum                   Dean of the Jepson School of Leadership Studies at the
                                        University of Richmond
Robert L. Strickland                Chairman of Lowe's Companies, Inc.
Phillip C. Walsh                    Retired mining industry executive
Anne Marie Whittemore               Partner of the law firm of McQuire, Woods, Battle & Booth
William T. Reynolds                 Director, Managing Director, T. Rowe
Brian C. Rogers                     Director, Managing Director, T. Rowe
Henry H. Hopkins                    Director, Managing Director, T. Rowe; Vice President, Price-Fleming
James A. C. Kennedy                 Director, Managing Director, T. Rowe
Edward C. Bernard                   Director, Managing Director, T. Rowe
John H. Laporte, Jr.                Director, Managing Director, T. Rowe

     The business address for the directors of T. Rowe is 100 East Pratt Street, Baltimore, MD 21202.


T. ROWE PRICE INTERNATIONAL, INC.

     Price International's Board of Directors and executive officers are as follows:

Name                                                   Principal Occupation
----                                                   --------------------
M. David Testa                                         Chairman of the Board, Price International; Vice Chairman of
                                                       the Board, Chief Investment Officer, and Managing Director of
                                                       T. Rowe
George A. Roche                                        Director, Price International; Chairman of the Board,

D. William Garrett - expected to resign prior to
Aug. 8                                                 President, and Managing Director of T. Rowe
                                                       Chairman of Robert Fleming Securities Limited, a Director of
                                                       Robert Fleming Holdings Limited ("Robert Fleming Holdings")
Paul T. Bateman                                        Director, Price International
James S. Riepe                                         Vice Chairman of the Board and Managing Director of T. Rowe
John R. Ford                                           Chief Investment Officer and Executive Vice President of
                                                       Price International
George A. Murnaghan                                    Executive Vice President, Price International; Managing
                                                       Director, T. Rowe
David J.L. Warren                                      President, Price International
                                                       Chief Executive Officer, Price International; Director of  T.
Martin G. Wade                                         Rowe and Robert Fleming Holdings


     The business address for the directors and executive officers of Price International is 100 East Pratt Street, Baltimore, Maryland 21202.

     The following table contains information concerning funds managed by Price International that have investment objectives similar to those of the International Opportunities Fund:



------------------------------------------------------------------------------------------------------------------------
    Investment Company Name        Investment Objective         Annual Rate of Compensation             Net Assets
                                                                                                          as of
                                                                                                         6/30/00
------------------------------------------------------------------------------------------------------------------------
                                              T. Rowe Price Mutual Funds:
------------------------------------------------------------------------------------------------------------------------
  T. Rowe Price International     Long-term growth of              .35% (individual fee)             $12,011,954,289
          Funds, Inc.:            capital                             .32% (group fee)
  T. Rowe Price International
           Stock Fund
--------------------------------- ------------------------ --------------------------------------- ---------------------
                                  Long-term growth of      .70% (Covers both investment                   $3,361,796
      Foreign Equity Fund         capital                  management and operating expenses)
--------------------------------- ------------------------ --------------------------------------- ---------------------

  T. Rowe Price International     Long-term growth of      1.05% (Covers both investment               $767,025,048
         Series, Inc.:            capital                  management and operating expenses)
  T. Rowe Price International
        Stock Portfolio
------------------------------------------------------------------------------------------------------------------------
                                               Subadvised Mutual Funds:
------------------------------------------------------------------------------------------------------------------------
                                                               .75% of the first $20 million
The Commerce Funds                Long-term growth of           .60% of the next $30 million           $180,392,806
The International Equity Fund     capital                         .50% above $50 million*
--------------------------------- ------------------------ --------------------------------------- ---------------------
                                                               .75% of the first $20 million
Endeavor Series Trust             Long-term growth of           .60% of the next $30 million           $223,607,007
T. Rowe Price International       capital                         .50% above $50 million*
Stock Portfolio
--------------------------------- ------------------------ --------------------------------------- ---------------------

------------------------------------------------------------------------------------------------------------------------
    Investment Company Name        Investment Objective         Annual Rate of Compensation             Net Assets
                                                                                                          as of
                                                                                                         6/30/00
------------------------------------------------------------------------------------------------------------------------

                                                               .75% of the first $20 million
EQ Advisors Trust                 Long-term growth of           .60% of the next $30 million           $244,639,219
T. Rowe Price International       capital                         .50% above $50 million*
Stock Portfolio
--------------------------------- ------------------------ --------------------------------------- ---------------------
John Hancock Variable Series      Long-term growth of          .75% of the first $20 million           $102,751,707
Trust I                           capital                       .60% of the next $30 million
International Opportunities                                       .50% above $50 million*
Portfolio

International Opportunities II                                                                          $26,108,462
Portfolio
--------------------------------- ------------------------ --------------------------------------- ---------------------
LB Series Fund, Inc.              Long-term growth of          .75% of the first $20 million
World Growth Portfolio            capital                       .60% of the next $30 million           $600,967,249
                                                                   .50% above $50 million
Lutheran Brotherhood Family of                             .50% on all assets once assets exceed
Funds                                                                  $200 million**                  $142,639,184
Lutheran Brotherhood World
Growth Fund
--------------------------------- ------------------------ --------------------------------------- ---------------------
                                                               .75% of the first $50 million
Manufacturers Investment Trust    Long-term growth of          .50% of the next $150 million           $286,236,497
International Stock Trust         capital                  .50% on all assets once assets exceed
                                                                       $200 million**
--------------------------------- ------------------------ --------------------------------------- ---------------------
                                                               .75% of the first $20 million
SunAmerica Style Select Series,   Long-term growth of           .60% of the next $30 million           $61,475,923
Inc.                              capital                         .50% above $50 million*
International Equity Portfolio
--------------------------------- ------------------------ --------------------------------------- ---------------------
                                                               .75% of the first $20 million
The Vantagepoint Funds            Long-term growth of           .60% of the next $30 million           $112,455,766
International Fund                capital                         .50% above $50 million*
--------------------------------- ------------------------ --------------------------------------- ---------------------

Please note that the net asset figures for subadvised funds are based on internal T. Rowe Price market value records.

* Rowe Price-Fleming International, Inc. ("RPFI") has agreed to waive its fees so that at $200 million, the Sub-Advisory fee would be .50% on all assets.

** Rowe Price-Fleming International, Inc. ("RPFI") has agreed to waive its fees so that at $500 million, the Sub-Advisory fee would be .45% on all assets.


PUTNAM INVESTMENT MANAGEMENT, INC.

     Putnam's Board of Directors and executive officers are as follows:

Name                                        Principal Occupation
----                                        --------------------
Lawrence J. Lasser                          President and Director
Kathleen M. Collman                         Senior Managing Director
Karnig H. Durgarian                         Senior Managing Director
Irene M. Esteves                            Senior Managing Director
Ian C. Ferguson                             Senior Managing Director
Stephen M Oristaglio                        Senior Managing Director
Gordon H. Silver                            Senior Managing Director and
                                              Director
Steven Spiegel                              Senior Managing Director

     The business address for the directors and executive officers of Putnam is One Post Office Square, Boston, Massachusetts 02109.